EXHIBIT 10.2

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                                    CIBC INC.

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 7, 2007

                                 $1,680,122,050

                            Fixed Rate Mortgage Loans

                               Series 2007-CIBC18

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 7, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and CIBC Inc., as seller ("CIBC" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of March 7, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as master servicer ("Master Servicer"), ARCap Servicing, Inc. ("ARCap"), as a special servicer, LNR Partners, Inc., as a special servicer ("LNR" and, together with ARCap, the "Special Servicers"), Midland Loan Services, Inc., as a primary servicer and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-1A, Class X, Class A-M, Class A-MFL, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated February 23, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Credit Suisse Securities (USA) LLC (together with JPMSI and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated February 23, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,729,522,867.58 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of February 23, 2007, between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is duly qualified to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the corporate power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's certificate of incorporation or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with the State of Delaware or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, CIBC Inc., 300 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Real Estate Finance Group, telecopy number: (212) 667-5676 and
(iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                       By:   /s/ Kunal K. Singh
                                          ------------------------------------
                                          Name:  Kunal K. Singh
                                          Title: Vice President

                                       CIBC INC.

                                       By:   /s/ Todd H. Roth
                                          ------------------------------------
                                          Name:  Todd H. Roth
                                          Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

        JPMCC 2007-CIBC18
        Mortgage Loan Schedule (CIBC)


Loan #  Mortgagor Name                                             Property Address                         City
------- --------------------------------------------------------   --------------------------------------   -------------------
     4  Columbia Properties Hilton Head, LLC                       One Hotel Circle                         Hilton Head Island
     5  CP Anchorage Hotel 2, LLC                                  500 West Third Avenue                    Anchorage
     6  Philips Bryant Park LLC                                    40 West 40th Street                      New York
     7  Granite Park LLC                                           114 West 40th Street                     New York
     9  The Plaza at 835 W. Hamilton Street LP                     835 West Hamilton Street                 Allentown
    13  CS Albany Realty, LLC                                      189 Wolf Road                            Albany
    16  LaGuardia Associates, L.P.                                 104-04 Ditmars Boulevard                 East Elmhurst
    18  Hendon Golden East, LLC                                    1100 North Wesleyan Boulevard            Rocky Mount
        Crabb River and Sansbury, Ltd., Ellis Creek and Highway
        90-A, Ltd., Grand Parkway and New Territory Boulevard,
        Ltd., River Pointe Investment, Ltd., Bay Area and
        Highway Three, Ltd., Bay Area and Seawolf, Ltd., Mason
    20  and Cypresswood, Ltd., Pineloch and El Camino Investment   Various                                  Victorville
 20.01                                                             1001 and 1051 Pineloch Drive             Houston
 20.02                                                             5720-5818 New Territory Boulevard        Sugar Land
 20.03                                                             411 Bay Area Boulevard                   Houston
 20.04                                                             6350 Highway 90A                         Sugar Land
 20.05                                                             1270 Crabb River Road                    Richmond
 20.06                                                             15201 Mason Road                         Cypress
 20.07                                                             1250 Cypress Station Drive               Houston
 20.08                                                             404 River Pointe Drive                   Conroe
 20.09                                                             515 Bay Area Boulevard                   Houston
  20.1                                                             3323 South Burke Road                    Pasadena
    21  Prime Outlets At Pleasant Prairie II LLC                   11211 120th Avenue                       Pleasant Prairie
    25  Columbia Properties Oklahoma City, LLC                     3233 Northwest Expressway                Oklahoma City
    26  1320 W. Fullerton L.L.C.                                   1320 West Fullerton Avenue               Chicago
    27  Field Family Associates LLC                                144-10 135th Avenue                      Jamaica
    28  KAIS, LLC                                                  2155 Iron Point Road                     Folsom
    29  WSV Dorchester Limited Partnership                         3010-3190 West 14th Avenue               Denver
    31  TR-VSS (MI) QRS 16-90, Inc.                                4505 West 26 Mile Road                   Washington
    35  Prado Acquisition, LLC                                     25101 South Tamiami Trail                Bonita Springs
        Sequoia Courtney Manor, LP, Sequoia Courtney Manor 1,
        LP, Sequoia Courtney Manor 2, LP, Sequoia Courtney Manor
        3, LP, Sequoia Courtney Manor 4, LP, Sequoia Courtney
        Manor 5, LP, Sequoia Courtney Manor 6, LP, Sequoia
        Courtney Manor 7, LP, Sequoia Courtney Manor 8, LP,
        Sequoia Courtney Manor 9, LP, Sequoia Courtney Manor 10,
        LP, Sequoia Courtney Manor 11, LP, Sequoia Courtney
        Manor 12, LP, Sequoia Courtney Manor 13, LP, Sequoia
        Courtney Manor 14, LP, Sequoia Courtney Manor 15, LP,
        Sequoia Courtney Manor 16, LP, Sequoia Courtney Manor
        17, LP, Sequoia Courtney Manor 19, LP, Sequoia Courtney
        Manor 20, LP, Sequoia Courtney Manor 22, LP, Sequoia
        Courtney Manor 23, LP, Sequoia Courtney Manor 24, LP,
        Sequoia Courtney Manor 25, LP, Sequoia Courtney Manor
        26, LP, Sequoia Courtney Manor 28, LP, Sequoia Courtney
        Manor 29, LP, Sequoia Courtney Manor 30, LP, Sequoia
    38  Courtney Manor 31, LP, Sequoia Courtney Manor 32, LP       9100 Independence Parkway                Plano
        HMBF05 Newburyport MA LLC, SVMMC05 Toledo OH LLC, TCI06
    39  Burnsville MN LLC                                          Various                                  Various
 39.01                                                             12000 Portland Avenue South              Burnsville
 39.02                                                             2 Opportunity Way                        Newburyport
 39.03                                                             3930 Sunforest Court                     Toledo
    42  Palmer Square, LLC                                         200 Petersville Road                     New Rochelle
    52  South Cove Development II, LLC                             Lefante Way                              Bayonne
    54  DLP Hotel Group, LLC                                       Various                                  Various
 54.01                                                             20 Sanford Drive                         Fredericksburg
 54.02                                                             15 Salisbury Drive                       Stafford
    55  FPA Ashton Springs Associates, LLC                         25220 109th Place Southeast              Kent
    59  Brentwood RI LLC                                           1060 Brentwood Road, Northeast           Washington
    60  Rislake, LLC                                               501 North 116th Avenue N                 St. Petersburg
        Sterling/Roseland Associates, L.L.C., Klein Roseland,
    63  L.L.C.                                                     555 Eagle Rock Avenue                    Roseland
    67  Paramount Commons at Whiting, LLC                          1180 Highway 70                          Manchester
        First Park Ten Coco San Antonio, L.P., Slee Grand
    70  Prairie, L.P., OB Midway NC Gladstone Commercial LLC       Various                                  Various
 70.01                                                             6550 First Park Ten Boulevard            San Antonio
 70.02                                                             725 North Great Southwest Parkway        Arlington
 70.03                                                             9698 Old US Highway 52                   Lexington
    71  Lindsey Office Properties, LLC                             1200 East Joyce Boulevard                Fayetteville
    72  ATL Investors LLC                                          725 West Pioneer Trace                   Pendleton
    74  Heartland Centre L.L.C.                                    1275 Richmond Avenue                     Staten Island
    75  Pioneer Place, LLC                                         333 - 343 South Kirkwood Road            Kirkwood
    76  HHHA Partners, Ltd.                                        901 Wilson Road                          Conroe
    80  Lofts at the Mill, L.P.                                    800 James Avenue                         Scranton
    81  MRM Fresno LLC                                             3366 East Muscat Avenue                  Fresno
    82  PSC Medford, LLC                                           2380 Poplar Drive                        Medford
    84  Frog Pond at Natchitoches, LLC                             3800 University Parkway                  Natchitoches
    85  Tweet Canton, LLC                                          10 and 40 Pequot Way                     Canton
    87  C&K 386 North Wabasha Street LLC                           386 North Wabasha Street                 St. Paul
    88  Brighton Way, Ltd.                                         9625-9635 Brighton Way                   Beverly Hills
    90  445 Simarano Drive Marlborough LLC                         445 Simarano Drive                       Marlborough
    91  Alliance Hotel II, Ltd.                                    13400 North Freeway                      Fort Worth
    92  ZP NO. 173, LLC                                            6840 Market Street                       Wilmington
    95  Parkway Crossing Phase Two, LLC                            1200 South Geneva Road                   Orem
    96  Falls Plaza Venture, LLC, GMK-Falls Plaza, LLC             North 18 West 15066 Appleton Avenue      Menomonee Falls
    98  W.B. - C.F. Associates Limited Partnership III             923 Maplewood Drive                      Cedar Falls
   100  Lindy-Zell ATT Texas, LLC                                  Various                                  Various
100.01                                                             15100 FAA Boulevard                      Fort Worth
100.02                                                             3900 Dacoma Street                       Houston
   101  UCM/FPI-Cobalt, LLC                                        2200 First Avenue South                  Seattle
   106  RDO Preston Place Associates, LLC                          Various                                  Bossier City
106.01                                                             414 Preston Boulevard                    Bossier City
106.02                                                             400 Preston Boulevard                    Bossier City
   107  Falls Omni LP                                              6101 Antoine Drive                       Houston
   108  Plaza Del Rey, LP                                          5700-5720 Bellaire Boulevard             Houston
   114  Stone Quarry, LLC                                          91, 93, & 95 Wagner Road                 Monaca
   117  215 Ohio, L.L.C.                                           215 West Ohio Street                     Chicago
   119  17200 Perimeter Office Partners, L.L.C.                    17200 North Perimeter Drive              Scottsdale
   122  Victorville Furniture, L.P.                                12704 Amargosa Road                      Victorville
   123  Tamiami Square of Naples Building 300, LLC                 14700 Tamiami Trail North                Naples
   125  Club @ Stablechase, LP                                     13504 Schroeder Road                     Houston
   126  Windsor Shoppes, LLC and Robert E. Simons                  1520, 1540, 1550 and 1560 Main Street    Windsor
   127  Micarles, LLC                                              3350 Rogerdale Road                      Houston
   128  Moradi Enterprises L.L.C.                                  2439 Kuser Road                          Hamilton Township
   130  FPA Northridge Associates, L.P.                            93 Castro Street                         Salinas
   134  Johnstown Plaza Holding Company, LLC                       625-733 West Coshocton Street            Johnstown
   137  ABMAR Grasslands, LLC                                      14445 Grasslands Drive                   Englewood
   138  New Lake Hill L.L.C.                                       1700-1730 Lakeville Road                 New Hyde Park
                                                                   780 and 800 South Michigan Street, 801
   140   Michigan Street Buildings, LLC                            and 808 South Fidalgo Street             Seattle
   144  InnerBrand, LLC                                            5849 Peachtree Road                      Chamblee
   147  RAM Cargo I, LLC                                           Various                                  Doral
147.01                                                             9800 Northwest 17 Street                 Doral
147.02                                                             9475 Northwest 13th Street               Doral
   148  FSF Parc Bordeaux Associates, LLC                          3410 Rue Chanel                          Indianapolis
        SMP CPW 2300-4915, LLC, Cathedral CPW 2300-4915, LLC,
        Ohmann FT CPW 2300-4915, LLC, Swoish FT CPW 2300-4915,
        LLC, Van Ness FT CPW 2300-4915, LLC, SVN CPW 2300-4915,    2300 Englert Drive and 4915 Prospectus
   151  LLC                                                        Drive                                    Durham
   152  VU Enterprises, Inc.                                       1208 - 1280 South Abel Street            Milpitas
   154  Lamar Northwend, LTD.                                      9515 North Lamar Boulevard               Austin
   155  ZNZ Enterprises, LLC                                       1201 Searless Avenue                     Las Vegas
   156  Atrium One LLC                                             5618 Odana Road                          Madison
   157  Revenue Properties (Danville), LLC                         202 Stinson Drive                        Danville
   161  F&F Monterey Park Associates, LLC                          2054 Saturn Street                       Monterey Park
   163  Mutual Investments, LLC                                    Various                                  Cincinnati
163.01                                                             167 Anderson Ferry Road                  Cincinnati
163.02                                                             6380 Cheviot Road                        Cincinnati
163.03                                                             2378-2436 Boudinot Avenue                Cincinnati
   165  Selig Real Estate Holdings XXVIII, LLC                     401 Queen Anne Avenue North              Seattle
   166  Manor Road Venture LP                                      381 Colonial Manor Road                  North Huntingdon
   169  ZP NO. 172, LLC                                            1925 and 1929 Oleander Drive             Wilmington
   170  Genvest Corporation                                        28 Diana Lane                            Dracut
   173  Al - Shams, Inc.                                           52 Fitchburg Road                        Townsend
                                                                   46-88 Cornelia Street, 67-83 Lister
   174  Newark Market, LLC                                         Avenue, 55-60 Joseph Street              Newark
   179  Empire Delaware, LLC                                       54 Cheswold Boulevard                    Newark
   181  Lakepointe West L.L.C.                                     4045 North West 64th Street              Oklahoma City
        THM-Mansfield 1136 Vine LLC, THM-Mansfield 402 Lawrence
   183  LLC, THM-Mansfield Fennaway Apartments LLC                 Various                                  Various
183.01                                                             1136 Vine Street                         Liverpool
183.02                                                             1-36 Fenner Street                       Cazenovia
183.03                                                             402 Lawrence Avenue                      Syracuse
   187  Sargent Center Limited Partnership                         5601-5615 Sargent Road                   Hyattsville
   188  Harrisburg Plaza, Ltd.                                     5104 Harrisburg Boulevard                Houston
   189  Columbia Shopping Center Limited                           4800 Columbia Avenue                     Dallas
   194  The Barrett Limited Partnership II                         1401 Plainfield Naperville Road          Naperville
   195  A.K. Investment Properties, Inc.                           1024 Ashwood Court                       Gastonia
   197  3923 Woodley Rd., LLC                                      3923 Woodley Road                        Montgomery
   199  610 East Morehead, LLC                                     610 East Morehead Street                 Charlotte
   202  Dan Z Cornwall Holdings Corp.                              55 Quaker Avenue                         Cornwall
   203  Friends Realty Associates, LLC                             216 Quaker Road                          Queensbury
   204  WK Miramar LLC, JG Miramar LLC                             8901 Miramar Parkway                     Miramar
   205  Total Fitness Center Layton, LLC                           18 North Fort Lane                       Layton
   210  Urth Santa Monica Development, LLC                         2327 Main Street                         Santa Monica
   211  Ponca Shopping Center, LLC                                 2900 North 14th Street                   Ponca City
   213  FMKT II, Inc.                                              2114 Lakeway Boulevard                   Lakeway
   216  WMF Gentry Apartments, Ltd.                                13925 Alderson                           Houston
   219  Mahin Trust                                                95 East Main Street                      Westborough
   221  Fairfield Country Shops II Associates, LP                  15202 Mason Road                         Cypress
   224  Greatwood Country Shops I Associates, LP                   1480 Crabb River Road                    Richmond
   225  Cinco Pad Associates, LP                                   3333 Mason Road                          Katy
   226  FRP Fairfield Village Associates, LP                       15050 Fairfield Village Drive            Cypress



                                                                                                                            Interest
Loan #   State     Zip Code   County                       Property Name                              Size     Measure      Rate (%)
------   -------   --------   --------------------------   ----------------------------------------   ------   -----------  --------
     4   SC           29928   Beaufort                     Marriott - Hilton Head Island                 512   Rooms         5.79000
     5   AK           99501   Anchorage                    Hilton - Anchorage                            606   Rooms         6.10000
     6   NY           10018   New York                     Bryant Park Hotel                             128   Rooms         5.75000
     7   NY           10018   New York                     Courtyard by Marriott - Times
                                                           Square South                                  244   Rooms         5.69000
     9   PA           18101   Lehigh                       The Plaza at PPL Center                    252193   Square Feet   5.75000
    13   NY           12205   Albany                       Marriott - Albany, New York                   359   Rooms         5.79000
    16   NY           11369   Queens                       Crowne Plaza - LaGuardia                      358   Rooms         7.02000
    18   NC           27804   Nash                         Golden East Crossing                       461699   Square Feet   5.67000
    20   TX        Various    Various                      Concorde Portfolio I                       200031   Square Feet   6.04000
 20.01   TX           77062   Harris                       Space City Complex                          52196   Square Feet   6.04000
 20.02   TX           77479   Fort Bend                    Grand Parkway                               22875   Square Feet   6.04000
 20.03   TX           77058   Harris                       Concorde Centre                             45902   Square Feet   6.04000
 20.04   TX           77478   Fort Bend                    New Territory Country Shops                 14228   Square Feet   6.04000
 20.05   TX           77469   Fort Bend                    Greatwood Country Shops                     14220   Square Feet   6.04000
 20.06   TX           77433   Harris                       Fairfield Country Shops                     16385   Square Feet   6.04000
 20.07   TX           77090   Harris                       Cypress Station                             14300   Square Feet   6.04000
 20.08   TX           77304   Montgomery                   Conroe Professional Building                 9000   Square Feet   6.04000
 20.09   TX           77058   Harris                       Concorde Centre II                           5925   Square Feet   6.04000
  20.1   TX           77504   Harris                       Pasadena Professional Building               5000   Square Feet   6.04000
    21   WI           53158   Kenosha                      Prime Outlets at Pleasant Prairie          142369   Square Feet   6.01000
    25   OK           73112   Oklahoma                     Marriott - Oklahoma City                      354   Rooms         5.79000
    26   IL           60614   Cook                         Lake Shore Athletic Club                   136900   Square Feet   6.47000
    27   NY           11436   Queens                       Hampton Inn - JFK                             216   Rooms         6.64000
    28   CA           95630   Sacramento                   Kaiser Foundation Health Plan              121378   Square Feet   5.79000
    29   CO           80204   Denver                       The Overlook Apartments                       475   Units         5.83000
    31   MI           48094   Macomb                       TRW Automotive Inc.                        279625   Square Feet   5.60000
    35   FL           34134   Lee                          The Prado at Spring Creek                  152072   Square Feet   5.98000
    38   TX           75025   Collin                       Courtney Manor Apartments                     322   Units         6.19000
    39   Various   Various    Various                      The Gladstone Telex Portfolio              208066   Square Feet   5.79000
 39.01   MN           55337   Dakota                       Telex Building                             114100   Square Feet   5.79000
 39.02   MA           01950   Essex                        Home Made Brand Foods Building              70598   Square Feet   5.79000
 39.03   OH           43623   Lucas                        St. Vincent Mercy Medical Center            23368   Square Feet   5.79000
    42   NY           10801   Westchester                  Palmer Square                               74107   Square Feet   6.03000
    52   NJ           07002   Hudson                       South Cove Commons                          96620   Square Feet   6.00000
    54   VA        Various    Stafford                     Wingate Inn Portfolio                         228   Rooms         5.86000
 54.01   VA           22406   Stafford                     Wingate Inn Portfolio -
                                                             Fredericksburg, VA                          129   Rooms         5.86000
 54.02   VA           22554   Stafford                     Wingate Inn Portfolio - Stafford, VA           99   Rooms         5.86000
    55   WA           98030   King                         Ashton Springs Apartments                     329   Units         6.05000
    59   DC           20018   District of Columbia         Rhode Island Place                          57529   Square Feet   6.35000
    60   FL           33716   Pinellas                     Lakeside Village                              304   Units         6.34000
    63   NJ           07068   Essex                        Eagle Rock Commons                          37159   Square Feet   5.66000
    67   NJ           08759   Ocean                        Whiting Commons                            131046   Square Feet   5.75000
    70   Various   Various    Various                      Gladstone Portfolio                        278245   Square Feet   5.76000
 70.01   TX           78213   Bexar                        Corinthian College Office/Flex              60245   Square Feet   5.76000
 70.02   TX           76011   Tarrant                      Sara Lee Bakery                             64000   Square Feet   5.76000
 70.03   NC           27295   Davidson                     Owens-Brockway Warehouse                   154000   Square Feet   5.76000
    71   AR           72703   Washington                   Lindsey Office Building                     68750   Square Feet   5.71000
    72   IN           46064   Madison                      Atlas Cold Storage                         158928   Square Feet   5.80000
    74   NY           10314   Richmond                     Heartland Village Shopping Center           56819   Square Feet   5.49000
    75   MO           63122   St. Louis                    Pioneer Place                               83447   Square Feet   5.75000
    76   TX           77301   Montgomery                   Heritage at Hooper Hill                       210   Units         5.87000
    80   PA           18510   Lackawanna                   Lofts at the Mill                              89   Units         6.01000
    81   CA           93725   Fresno                       Produce Container Building                 333470   Square Feet   6.26000
    82   OR           97504   Jackson                      Poplar Square Shopping Center              116583   Square Feet   5.68000
    84   LA           71458   Natchitoches                 Frog Pond Apartments                          480   Beds          5.96000
    85   MA           02021   Norfolk                      Tweeter Home Entertainment Group
                                                             Headquarters                             145350   Square Feet   5.67000
    87   MN           55102   Ramsey                       Ecolab Building                            153763   Square Feet   5.70000
    88   CA           90210   Los Angeles                  Brighton Way                                20520   Square Feet   5.58000
    90   MA           01752   Middlesex                    445 Simarano Drive                         176020   Square Feet   5.85000
    91   TX           76177   Tarrant                      Residence Inn Alliance Airport                111   Rooms         5.93000
    92   NC           28405   New Hanover                  Ogden Commons                               76249   Square Feet   5.79000
    95   UT           84058   Utah                         Parkway Crossing Phase II                     394   Beds          6.35000
    96   WI           53051   Waukesha                     Falls Plaza                                123036   Square Feet   5.49000
    98   IA           50613   Black Hawk                   College Square Apartments                     436   Beds          5.65000
   100   TX        Various    Various                      AT&T Portfolio                             127729   Square Feet   5.61000
100.01   TX           76155   Tarrant                      Fort Worth AT&T Call Center                 64292   Square Feet   5.61000
100.02   TX           77092   Harris                       Houston AT&T Revenue Management Center      63437   Square Feet   5.61000
   101   WA           98134   King                         Cobalt Building                             93119   Square Feet   5.63000
   106   LA           71111   Bossier                      Preston Place & Port Au Prince Portfolio      272   Units         5.75000
106.01   LA           71111   Bossier                      Preston Place Apartments                      148   Units         5.75000
106.02   LA           71111   Bossier                      Port Au Prince Apartments                     124   Units         5.75000
   107   TX           77091   Harris                       Falls on Antoine                              348   Units         5.98000
   108   TX           77081   Harris                       Plaza Del Rey                               58646   Square Feet   5.83000
   114   PA           15061   Beaver                       Stone Quarry Commons                        67407   Square Feet   5.76000
   117   IL           60610   Cook                         Electronic Arts Building                    45626   Square Feet   6.19000
   119   AZ           85255   Maricopa                     Cachet Homes Perimeter Center Office        42418   Square Feet   5.73000
   122   CA           92392   San Bernardino               Wickes Furniture                            39014   Square Feet   6.11000
   123   FL           34110   Collier                      Tamiami Square                              31289   Square Feet   5.75000
   125   TX           77070   Harris                       Club at Stablechase                           133   Units         5.75000
   126   CO           80550   Weld                         New Windsor Marketplace                     96987   Square Feet   5.67000
   127   TX           77042   Harris                       3350 Rogerdale                             192007   Square Feet   6.00000
   128   NJ           08690   Mercer                       Medical Diagnostic Laboratories             60000   Square Feet   5.70000
   130   CA           93906   Monterey                     Northridge Villas                             104   Units         5.71000
   134   OH           43031   Licking                      Johnstown Village Square                    80178   Square Feet   5.88000
   137   CO           80112   Denver                       Baxa Corporate Headquarters                105651   Square Feet   5.58000
   138   NY           11040   Nassau                       New Lake Hill Shopping Center               39717   Square Feet   5.64000
   140   WA           98108   King                         The Michigan Street Buildings               78913   Square Feet   6.40000
   144   GA           30341   DeKalb                       5849 Peachtree Road                        206040   Square Feet   6.04000
   147   FL           33172   Miami-Dade                   Agriflora Group & Emerald Farms
                                                            Portfolio                                  79686   Square Feet   5.83000
147.01   FL           33172   Miami-Dade                   Emerald Farms                               44065   Square Feet   5.83000
147.02   FL           33172   Miami-Dade                   Agriflora Group                             35621   Square Feet   5.83000
   148   IN           46227   Marion                       Parc Bordeaux Apartments                      208   Units         5.62000
   151   NC           27713   Durham                       Commercial Park West Buildings 2300
                                                            and 4915                                   98577   Square Feet   5.75000
   152   CA           95035   Santa Clara                  Liberty Plaza                               29638   Square Feet   5.62000
   154   TX           78753   Travis                       Northwend Shopping Center                   63753   Square Feet   5.70000
   155   NV           89101   Clark                        Reddy Ice                                  110000   Square Feet   6.28000
   156   WI           53719   Dane                         Atrium Office Building                      33108   Square Feet   6.44000
   157   VA           24540   Danville City                202 Stinson Drive                          259728   Square Feet   5.71000
   161   CA           91755   Los Angeles                  Monterey Park                               54103   Square Feet   5.62000
   163   OH        Various    Hamilton                     Mutual Investments LP                         250   Units         5.71000
163.01   OH           45238   Hamilton                     River Bend                                    120   Units         5.71000
163.02   OH           45247   Hamilton                     The Oaks                                       90   Units         5.71000
163.03   OH           45238   Hamilton                     Boudinot                                       40   Units         5.71000
   165   WA           98109   King                         401 Queen Anne                              14400   Square Feet   6.01000
   166   PA           15642   Westmoreland                 QXL                                         70000   Square Feet   6.48000
   169   NC           28403   New Hanover                  Oleander Plaza                              50450   Square Feet   5.79000
   170   MA           01826   Middlesex                    28 Diana Lane                               69000   Square Feet   5.86000
   173   MA           01469   Middlesex                    Pine Ridge Estates                             90   Units         5.75000
   174   NJ           07105   Essex                        55 Joseph Street                            96000   Square Feet   6.00000
   179   DE           19713   New Castle                   Chasemont Apartments                           83   Units         5.85000
   181   OK           73116   Oklahoma                     Lakepointe West Office                      85246   Square Feet   5.93000
   183   NY        Various    Various                      Maidman Syracuse Portfolio                    137   Units         5.83000
183.01   NY           13088   Onondaga                     Pine Tree Apartments                           65   Units         5.83000
183.02   NY           13035   Madison                      Fennaway Green Apartments                      36   Units         5.83000
183.03   NY           13212   Onondaga                     Lawrence Terrace                               36   Units         5.83000
   187   MD           20782   Prince Georges               Sargent Center                              55582   Square Feet   5.88000
   188   TX           77011   Harris                       Harrisburg Plaza                            22746   Square Feet   5.89000
   189   TX           75226   Dallas                       Columbia Fitzhugh Shopping Center           49390   Square Feet   6.63000
   194   IL           60564   Dupage                       Clocktower Square                           15283   Square Feet   6.13000
   195   NC           28054   Gaston                       Fern Forest Apartments                        181   Units         6.47000
   197   AL           36116   Montgomery                   Hidden Creek Village Apartments               120   Units         5.65000
   199   NC           28202   Mecklenburg                  610 East Morehead Street                    20200   Square Feet   5.95000
   202   NY           12518   Orange                       Cornwall Towne Center                       20303   Square Feet   5.88000
   203   NY           12804   Warren                       CVS Plaza - Queensbury, NY                  25008   Square Feet   5.86000
   204   FL           33025   Broward                      Miramar Professional Plaza                  30536   Square Feet   6.18000
   205   UT           84041   Davis                        Gold's Gym Layton, UT                       42247   Square Feet   6.22000
   210   CA           90405   Los Angeles                  Urth Cafe                                    5288   Square Feet   6.26000
   211   OK           74601   Kay                          Ponca City Shopping Center                  90222   Square Feet   5.93000
   213   TX           78734   Travis                       Lakeway Market                              11728   Square Feet   6.10000
   216   TX           77015   Harris                       Gentry Apartments                             106   Units         6.00000
   219   MA           01581   Worcester                    95 East Main Street                         14955   Square Feet   5.85000
   221   TX           77433   Harris                       Fairfield Country Shops II                  12020   Square Feet   6.04000
   224   TX           77469   Fort Bend                    Greatwood Country Shops - Phase II           7400   Square Feet   6.04000
   225   TX           77450   Fort Bend                    Westheimer and Mason                         6000   Square Feet   6.04000
   226   TX           77433   Harris                       Fairfield Village/Market                     5200   Square Feet   6.04000






         Net Mortgage                                                           Maturity/                               Monthly Debt
Loan #   Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   ARD Date    Amort. Term   Rem. Amort.   Service
------   -------------   ----------------   --------------   ----   ---------   ---------   -----------   -----------   ------------
     4         5.76946        125,000,000      124,609,905    120         117   12/01/16            360           357        732,645
     5         6.07946         95,000,000       95,000,000    120         120   03/01/17            360           360        575,695
     6         5.72946         90,000,000       90,000,000    120         118   01/01/17            360           360        525,216
     7         5.66946         90,000,000       89,589,759    120         117   12/01/16            300           297        562,937
     9         5.72946         75,000,000       75,000,000    120         117   12/01/16            360           360        437,680
    13         5.76946         65,000,000       64,797,151    120         117   12/01/16            360           357        380,976
    16         6.99946         50,000,000       50,000,000    120         120   03/01/17            360           360        333,323
    18         5.64946         49,000,000       49,000,000    120         119   02/01/17            360           360        283,465
    20         6.01946         41,600,000       41,600,000    120         120   03/01/17            360           360        250,484
 20.01                          9,455,000        9,455,000    120         120   03/01/17            360           360
 20.02                          9,235,000        9,235,000    120         120   03/01/17            360           360
 20.03                          8,960,000        8,960,000    120         120   03/01/17            360           360
 20.04                          2,810,000        2,810,000    120         120   03/01/17            360           360
 20.05                          2,620,000        2,620,000    120         120   03/01/17            360           360
 20.06                          2,590,000        2,590,000    120         120   03/01/17            360           360
 20.07                          2,340,000        2,340,000    120         120   03/01/17            360           360
 20.08                          1,690,000        1,690,000    120         120   03/01/17            360           360
 20.09                          1,090,000        1,090,000    120         120   03/01/17            360           360
  20.1                            810,000          810,000    120         120   03/01/17            360           360
    21         5.98946         38,300,000       38,300,000    119         117   12/01/16            360           360        229,874
    25         5.76946         34,400,000       34,292,646    120         117   12/01/16            360           357        201,624
    26         6.44946         33,500,000       33,457,497    120         119   02/01/17            360           359        211,082
    27         6.61946         32,500,000       32,500,000    120         119   02/01/17            360           360        208,424
    28         5.76946         31,840,000       31,840,000    120         117   12/01/16              0             0        155,762
    29         5.80946         31,000,000       31,000,000    120         116   11/01/16            360           360        182,486
    31         5.57946         30,400,000       30,400,000    120         117   12/01/16            360           360        174,520
    35         5.91946         28,500,000       28,500,000    120         117   12/01/16            360           360        170,506
    38         6.16946         23,000,000       23,000,000    120         116   11/01/16            360           360        140,719
    39         5.76946         21,846,000       21,846,000    120         118   01/01/17            360           360        128,043
 39.01                         12,000,000       12,000,000    120         118   01/01/17            360           360
 39.02                          6,846,000        6,846,000    120         118   01/01/17            360           360
 39.03                          3,000,000        3,000,000    120         118   01/01/17            360           360
    42         6.00946         21,000,000       20,954,830    120         118   01/01/17            360           358        126,311
    52         5.97946         18,500,000       18,500,000    118         115   10/01/16            360           360        110,917
    54         5.83946         17,800,000       17,800,000    120         118   01/01/17            360           360        105,123
 54.01                          9,050,000        9,050,000    120         118   01/01/17            360           360
 54.02                          8,750,000        8,750,000    120         118   01/01/17            360           360
    55         6.02946         17,750,000       17,750,000    120         113   08/01/16              0             0         90,732
    59         6.32946         17,000,000       17,000,000    119         117   12/01/16            360           360        105,780
    60         6.31946         16,750,000       16,750,000     60          58   01/01/12              0             0         89,725
    63         5.63946         15,000,000       15,000,000    120         120   03/01/17            360           360         86,680
    67         5.72946         14,800,000       14,800,000    120         119   02/01/17              0             0         71,902
    70         5.73946         14,309,000       14,309,000    120         117   12/01/16            360           360         83,594
 70.01                          7,260,000        7,260,000    120         117   12/01/16            360           360
 70.02                          4,168,000        4,168,000    120         117   12/01/16            360           360
 70.03                          2,881,000        2,881,000    120         117   12/01/16            360           360
    71         5.68946         13,900,000       13,855,960    120         117   12/01/16            360           357         80,764
    72         5.77946         13,600,000       13,600,000    120         118   01/01/17            360           360         79,798
    74         5.46946         13,400,000       13,400,000    120         118   01/01/17              0             0         62,156
    75         5.72946         13,400,000       13,400,000    120         118   01/01/17            360           360         78,199
    76         5.84946         13,200,000       13,200,000    120         116   11/01/16            360           360         78,041
    80         5.98946         12,800,000       12,800,000    120         117   12/01/16            360           360         76,825
    81         6.23946         12,750,000       12,712,359    115         113   08/01/16            300           298         84,187
    82         5.65946         12,280,000       12,280,000    120         118   01/01/17              0             0         58,933
    84         5.93946         12,000,000       12,000,000    120         120   03/01/17            360           360         71,638
    85         5.64946         12,000,000       12,000,000    120         119   02/01/17            360           360         69,420
    87         5.67946         11,500,000       11,500,000    120         118   01/01/17            360           360         66,746
    88         5.55946         11,300,000       11,300,000     60          58   01/01/12              0             0         53,275
    90         5.82946         11,000,000       11,000,000    120         118   01/01/17            360           360         64,894
    91         5.90946         11,000,000       11,000,000    120         117   12/01/16            360           360         65,456
    92         5.76946         11,000,000       10,975,392    120         118   01/01/17            360           358         64,473
    95         6.32946         10,700,000       10,700,000    120         116   11/01/16            360           360         66,579
    96         5.46946         10,625,000       10,625,000    120         119   02/01/17            360           360         60,261
    98         5.62946         10,450,000       10,450,000     84          82   01/01/14            360           360         60,321
   100         5.58946         10,200,000       10,200,000    120         118   01/01/17            360           360         58,620
100.01                          5,400,000        5,400,000    120         118   01/01/17            360           360
100.02                          4,800,000        4,800,000    120         118   01/01/17            360           360
   101         5.60946         10,200,000       10,200,000     84          82   01/01/14              0             0         48,520
   106         5.72946          9,500,000        9,500,000    120         117   12/01/16            360           360         55,439
106.01                          5,834,646        5,834,646    120         117   12/01/16            360           360
106.02                          3,665,354        3,665,354    120         117   12/01/16            360           360
   107         5.95946          9,350,000        9,350,000    120         108   03/01/16            360           360         55,938
   108         5.80946          9,120,000        9,120,000    120         116   11/01/16              0             0         44,923
   114         5.73946          8,400,000        8,400,000    120         119   02/01/17            360           360         49,074
   117         6.16946          8,000,000        7,989,570     60          59   02/01/12            360           359         48,946
   119         5.70946          7,950,000        7,950,000    120         118   01/01/17            360           360         46,293
   122         6.04946          7,750,000        7,750,000    120         120   03/01/17            360           360         47,015
   123         5.72946          7,700,000        7,700,000    120         118   01/01/17            360           360         44,935
   125         5.72946          7,500,000        7,500,000    120         118   01/01/17            360           360         43,768
   126         5.64946          7,500,000        7,500,000    120         118   01/01/17              0             0         35,930
   127         5.97946          7,500,000        7,477,511    120         117   12/01/16            360           357         44,966
   128         5.62946          7,500,000        7,476,192    120         117   12/01/16            360           357         43,530
   130         5.68946          7,400,000        7,400,000    120         118   01/01/17            360           360         42,997
   134         5.85946          7,200,000        7,200,000    120         118   01/01/17            360           360         42,614
   137         5.55946          7,100,000        7,100,000    120         118   01/01/17            360           360         40,670
   138         5.61946          7,100,000        7,100,000    120         118   01/01/17            360           360         40,939
   140         6.37946          7,000,000        7,000,000    126         118   01/01/17            360           360         43,785
   144         5.95946          6,800,000        6,785,397    120         118   01/01/17            360           358         40,944
   147         5.80946          6,600,000        6,600,000    120         118   01/01/17            360           360         38,852
147.01                          3,727,059        3,727,059    120         118   01/01/17            360           360
147.02                          2,872,941        2,872,941    120         118   01/01/17            360           360
   148         5.59946          6,500,000        6,500,000    120         117   12/01/16            360           360         37,397
   151         5.72946          6,350,000        6,350,000    120         118   01/01/17            360           360         37,057
   152         5.59946          6,200,000        6,200,000    120         118   01/01/17            360           360         35,671
   154         5.67946          6,000,000        6,000,000    120         118   01/01/17            360           360         34,824
   155         6.25946          6,000,000        6,000,000    120         120   03/01/17            360           360         37,060
   156         6.41946          5,985,000        5,977,385    120         119   02/01/17            360           359         37,593
   157         5.68946          5,950,000        5,931,148    117         114   08/28/16            360           357         34,572
   161         5.59946          5,750,000        5,750,000    120         118   01/01/17            360           360         33,082
   163         5.68946          5,700,000        5,687,080    120         118   01/01/17            360           358         33,119
163.01                          3,137,516        3,130,404    120         118   01/01/17            360           358
163.02                          1,987,453        1,982,948    120         118   01/01/17            360           358
163.03                            575,032          573,728    120         118   01/01/17            360           358
   165         5.98946          5,465,000        5,465,000    120         119   02/01/17            360           360         32,801
   166         6.45946          5,500,000        5,462,383    120         112   07/01/16            360           352         34,691
   169         5.76946          5,250,000        5,238,255    120         118   01/01/17            360           358         30,771
   170         5.78946          5,150,000        5,150,000    120         119   02/01/17            360           360         30,415
   173         5.72946          5,000,000        5,000,000    120         118   01/01/17              0             0         24,291
   174         5.97946          5,000,000        4,989,192    120         118   01/01/17            360           358         29,978
   179         5.82946          4,850,000        4,850,000    120         118   01/01/17            360           360         28,612
   181         5.90946          4,800,000        4,791,417    120         119   02/01/17            300           299         30,721
   183         5.80946          4,725,000        4,725,000    120         119   02/01/17            360           360         27,814
183.01                          2,091,393        2,091,393    120         119   02/01/17            360           360
183.02                          1,394,263        1,394,263    120         119   02/01/17            360           360
183.03                          1,239,344        1,239,344    120         119   02/01/17            360           360
   187         5.85946          4,300,000        4,300,000    120         119   02/01/17            360           360         25,450
   188         5.86946          4,265,000        4,265,000    120         116   11/01/16            360           360         25,270
   189         6.60946          4,250,000        4,244,689    119         118   01/01/17            360           359         27,227
   194         6.10946          3,815,000        3,809,996    120         119   02/01/17            360           359         23,193
   195         6.38946          3,765,000        3,748,401    120         115   10/01/16            360           355         23,723
   197         5.62946          3,700,000        3,700,000    120         118   01/01/17            360           360         21,358
   199         5.92946          3,600,000        3,585,429    120         116   11/01/16            360           356         21,468
   202         5.85946          3,500,000        3,500,000    120         119   02/01/17            360           360         20,715
   203         5.83946          3,500,000        3,500,000    120         118   01/01/17            360           360         20,670
   204         6.15946          3,239,000        3,223,841    120         115   10/01/16            360           355         19,796
   205         6.19946          3,200,000        3,190,501    120         118   01/01/17            300           298         21,050
   210         6.23946          2,800,000        2,800,000    120         119   02/01/17            360           360         17,258
   211         5.90946          2,720,000        2,720,000    120         118   01/01/17            360           360         16,186
   213         6.07946          2,600,000        2,600,000    120         117   12/01/16            360           360         15,756
   216         5.97946          2,280,000        2,273,163    120         117   12/01/16            360           357         13,670
   219         5.82946          2,000,000        2,000,000    120         118   01/01/17              0             0          9,885
   221         6.01946          1,950,000        1,950,000    120         120   03/01/17            360           360         11,741
   224         6.01946          1,080,000        1,080,000    120         120   03/01/17            360           360          6,503
   225         6.01946          1,070,000        1,070,000    120         120   03/01/17            360           360          6,443
   226         6.01946            800,000          800,000    120         120   03/01/17            360           360          4,817



         Servicing                                                                Crossed   Originator/
Loan #   Fee Rate    Accrual Type   ARD (Y/N)   ARD Step Up (%)   Title Type      Loan      Loan Seller
------   ---------   ------------   ---------   ---------------   -------------   -------   -----------
     4     0.02000   Actual/360     No                            Fee                       CIBC
     5     0.02000   Actual/360     No                            Fee/Leasehold             CIBC
     6     0.02000   Actual/360     No                            Fee                       CIBC
     7     0.02000   Actual/360     No                            Fee                       CIBC
     9     0.02000   Actual/360     No                            Fee/Leasehold             CIBC
    13     0.02000   Actual/360     No                            Fee/Leasehold             CIBC
    16     0.02000   Actual/360     No                            Fee                       CIBC
    18     0.02000   Actual/360     No                            Fee                       CIBC
    20     0.02000   Actual/360     No                            Fee                       CIBC
 20.01                              No                            Fee                       CIBC
 20.02                              No                            Fee                       CIBC
 20.03                              No                            Fee                       CIBC
 20.04                              No                            Fee                       CIBC
 20.05                              No                            Fee                       CIBC
 20.06                              No                            Fee                       CIBC
 20.07                              No                            Fee                       CIBC
 20.08                              No                            Fee                       CIBC
 20.09                              No                            Fee                       CIBC
  20.1                              No                            Fee                       CIBC
    21     0.02000   Actual/360     No                            Fee                       CIBC
    25     0.02000   Actual/360     No                            Fee                       CIBC
    26     0.02000   Actual/360     No                            Fee                       CIBC
    27     0.02000   Actual/360     No                            Fee                       CIBC
    28     0.02000   Actual/360     No                            Fee                       CIBC
    29     0.02000   Actual/360     No                            Fee                       CIBC
    31     0.02000   Actual/360     No                            Fee                       CIBC
    35     0.06000   Actual/360     No                            Fee                       CIBC
    38     0.02000   Actual/360     No                            Fee                       CIBC
    39     0.02000   Actual/360     No                            Fee                       CIBC
 39.01                              No                            Fee                       CIBC
 39.02                              No                            Fee                       CIBC
 39.03                              No                            Fee                       CIBC
    42     0.02000   Actual/360     No                            Fee                       CIBC
    52     0.02000   Actual/360     No                            Fee                       CIBC
    54     0.02000   Actual/360     No                            Fee                       CIBC
 54.01                              No                            Fee                       CIBC
 54.02                              No                            Fee                       CIBC
    55     0.02000   Actual/360     No                            Fee                       CIBC
    59     0.02000   Actual/360     No                            Fee                       CIBC
    60     0.02000   Actual/360     No                            Fee                       CIBC
    63     0.02000   Actual/360     No                            Fee                       CIBC
    67     0.02000   Actual/360     No                            Fee                       CIBC
    70     0.02000   Actual/360     No                            Fee                       CIBC
 70.01                              No                            Fee                       CIBC
 70.02                              No                            Fee                       CIBC
 70.03                              No                            Fee                       CIBC
    71     0.02000   Actual/360     No                            Fee                       CIBC
    72     0.02000   Actual/360     No                            Fee                       CIBC
    74     0.02000   Actual/360     No                            Fee                       CIBC
    75     0.02000   Actual/360     No                            Fee                       CIBC
    76     0.02000   Actual/360     No                            Fee                       CIBC
    80     0.02000   Actual/360     No                            Fee                       CIBC
    81     0.02000   Actual/360     No                            Fee                       CIBC
    82     0.02000   Actual/360     No                            Fee                       CIBC
    84     0.02000   Actual/360     No                            Fee                       CIBC
    85     0.02000   Actual/360     No                            Fee                       CIBC
    87     0.02000   Actual/360     No                            Fee                       CIBC
    88     0.02000   Actual/360     No                            Fee                       CIBC
    90     0.02000   Actual/360     No                            Fee                       CIBC
    91     0.02000   Actual/360     No                            Fee                       CIBC
    92     0.02000   Actual/360     No                            Fee                       CIBC
    95     0.02000   Actual/360     No                            Fee                       CIBC
    96     0.02000   Actual/360     No                            Fee                       CIBC
    98     0.02000   Actual/360     No                            Fee                       CIBC
   100     0.02000   Actual/360     No                            Fee                       CIBC
100.01                              No                            Fee                       CIBC
100.02                              No                            Fee                       CIBC
   101     0.02000   Actual/360     No                            Fee                       CIBC
   106     0.02000   Actual/360     No                            Fee                       CIBC
106.01                              No                            Fee                       CIBC
106.02                              No                            Fee                       CIBC
   107     0.02000   Actual/360     No                            Fee                       CIBC
   108     0.02000   Actual/360     No                            Fee                       CIBC
   114     0.02000   Actual/360     No                            Fee                       CIBC
   117     0.02000   Actual/360     No                            Fee                       CIBC
   119     0.02000   Actual/360     No                            Fee                       CIBC
   122     0.06000   Actual/360     No                            Fee                       CIBC
   123     0.02000   Actual/360     No                            Fee                       CIBC
   125     0.02000   Actual/360     No                            Fee                       CIBC
   126     0.02000   Actual/360     No                            Fee                       CIBC
   127     0.02000   Actual/360     No                            Fee                       CIBC
   128     0.07000   Actual/360     No                            Fee                       CIBC
   130     0.02000   Actual/360     No                            Fee                       CIBC
   134     0.02000   Actual/360     No                            Fee                       CIBC
   137     0.02000   Actual/360     No                            Fee                       CIBC
   138     0.02000   Actual/360     No                            Fee                       CIBC
   140     0.02000   Actual/360     No                            Fee                       CIBC
   144     0.08000   Actual/360     No                            Fee                       CIBC
   147     0.02000   Actual/360     No                            Fee                       CIBC
147.01                              No                            Fee                       CIBC
147.02                              No                            Fee                       CIBC
   148     0.02000   Actual/360     No                            Fee                       CIBC
   151     0.02000   Actual/360     No                            Fee                       CIBC
   152     0.02000   Actual/360     No                            Fee                       CIBC
   154     0.02000   Actual/360     No                            Fee                       CIBC
   155     0.02000   Actual/360     No                            Fee                       CIBC
   156     0.02000   Actual/360     No                            Fee                       CIBC
   157     0.02000   Actual/360     No                            Fee                       CIBC
   161     0.02000   Actual/360     No                            Fee                       CIBC
   163     0.02000   Actual/360     No                            Fee                       CIBC
163.01                              No                            Fee                       CIBC
163.02                              No                            Fee                       CIBC
163.03                              No                            Fee                       CIBC
   165     0.02000   Actual/360     No                            Fee                       CIBC
   166     0.02000   Actual/360     No                            Fee                       CIBC
   169     0.02000   Actual/360     No                            Fee                       CIBC
   170     0.07000   Actual/360     No                            Fee                       CIBC
   173     0.02000   Actual/360     No                            Fee                       CIBC
   174     0.02000   Actual/360     No                            Fee                       CIBC
   179     0.02000   Actual/360     No                            Fee                       CIBC
   181     0.02000   Actual/360     No                            Fee                       CIBC
   183     0.02000   Actual/360     No                            Fee                       CIBC
183.01                              No                            Fee                       CIBC
183.02                              No                            Fee                       CIBC
183.03                              No                            Fee                       CIBC
   187     0.02000   Actual/360     No                            Fee                       CIBC
   188     0.02000   Actual/360     No                            Fee                       CIBC
   189     0.02000   Actual/360     No                            Fee                       CIBC
   194     0.02000   Actual/360     No                            Fee                       CIBC
   195     0.08000   Actual/360     No                            Fee                       CIBC
   197     0.02000   Actual/360     No                            Fee                       CIBC
   199     0.02000   Actual/360     No                            Fee                       CIBC
   202     0.02000   Actual/360     No                            Fee                       CIBC
   203     0.02000   Actual/360     No                            Fee                       CIBC
   204     0.02000   Actual/360     No                            Fee                       CIBC
   205     0.02000   Actual/360     No                            Fee                       CIBC
   210     0.02000   Actual/360     No                            Fee                       CIBC
   211     0.02000   Actual/360     No                            Fee                       CIBC
   213     0.02000   Actual/360     No                            Fee                       CIBC
   216     0.02000   Actual/360     No                            Fee                       CIBC
   219     0.02000   Actual/360     No                            Fee                       CIBC
   221     0.02000   Actual/360     No                            Fee             A         CIBC
   224     0.02000   Actual/360     No                            Fee             A         CIBC
   225     0.02000   Actual/360     No                            Fee             A         CIBC
   226     0.02000   Actual/360     No                            Fee             A         CIBC




                                                                                                             UPFRONT ESCROW
                                                                   ------------------------------------------------------------

                                                                                                    Upfront
                                                     Letter of     Upfront CapEx    Upfront Eng.    Envir.        Upfront
Loan #  Guarantor                                    Credit        Reserve          Reserve         Reserve       TI/LC Reserve
------- -----------------------------------------    -----------   --------------   -------------   -----------   --------------
     4  Columbia Sussex Corporation                           No       125,466.00            0.00          0.00            0.00
     5  Columbia Sussex Corporation                           No        92,324.42       36,250.00          0.00            0.00
        Philip Pilevsky, Raymond Gindi, Joseph
     6  Chehebar                                              No        43,946.00       28,375.00          0.00            0.00
     7  G. Holdings Corporation                               No             0.00            0.00          0.00            0.00
     9  Joshua Safrin                                         No         4,016.01            0.00          0.00       41,667.00
    13  Columbia Sussex Corporation                           No        68,767.33            0.00          0.00            0.00
    16  Martin W. Field                                       No             0.00      277,521.25          0.00            0.00
    18  J. Charles Hendon, Jr.                                No        11,542.50            0.00          0.00    3,316,159.50
    20  Suburban Retail Holdings, Inc.                        No       100,000.00            0.00          0.00      150,000.00
 20.01
 20.02
 20.03
 20.04
 20.05
 20.06
 20.07
 20.08
 20.09
  20.1
    21  Prime Outlets Acquisition Company, LLC                No         1,822.00            0.00          0.00    2,475,978.83
    25  Columbia Sussex Corporation                           No        44,160.08            0.00          0.00            0.00
    26  Walter Kaiser, Jordon Kaiser                          No        41,673.58      313,938.00          0.00            0.00
    27  Martin W. Field                                       No        27,395.00            0.00          0.00            0.00
    28  GFW Trust                                             No             0.00            0.00          0.00            0.00
    29  T.J. Heyman, John Wensinger, Tom Williams    1,000,000.0         9,916.67            0.00          0.00            0.00
        Corporate Property Associates 16-Global
    31  Incorporated                                          No             0.00            0.00          0.00            0.00
    35  Daniel Massry                                         No         1,774.17            0.00          0.00        3,801.80
        Sequoia Real Estate Holdings, L.P.,
        Sequoia Courtney Manor, LP, Sequoia
        Courtney Manor 1, LP, Sequoia Courtney
        Manor 2, LP, Sequoia Courtney Manor 3, LP,
        Sequoia Courtney Manor 4, LP, Sequoia
        Courtney Manor 5, LP, Sequoia Courtney
        Manor 6, LP, Sequoia Courtney Manor 7, LP,
        Sequoia Courtney Manor 8, LP, Sequoia
        Courtney Manor 9, LP, Sequoia Courtney
        Manor 10, LP, Sequoia Courtney Manor 11,
        LP, Sequoia Courtney Manor 12, LP, Sequoia
        Courtney Manor 13, LP, Sequoia Courtney
        Manor 14, LP, Sequoia Courtney Manor 15,
        LP, Sequoia Courtney Manor 16, LP, Sequoia
        Courtney Manor 17, LP, Sequoia Courtney
        Manor 19, LP, Sequoia Courtney Manor 20,
        LP, Sequoia Courtney Manor 22, LP, Sequoia
        Courtney Manor 23, LP, Sequoia Courtney
        Manor 24, LP, Sequoia Courtney Manor 25,
        LP, Sequoia Courtney Manor 26, LP, Sequoia
        Courtney Manor 28, LP, Sequoia Courtney
        Manor 29, LP, Sequoia Courtney Manor 30,
        LP, Sequoia Courtney Manor 31, LP, Sequoia
    38  Courtney Manor 32, LP                                 No         5,366.67            0.00          0.00            0.00
    39  Gladstone Commercial Corporation                      No         1,733.92            0.00          0.00            0.00
 39.01
 39.02
 39.03
    42  Bernard J. Rosenshein                                 No           917.00            0.00          0.00            0.00
    52  Gaetano Alessi, Sr., Maddalena Alessi                 No         1,208.00            0.00          0.00        6,200.00
        Dhiren C. Patel, Ashok Lodha, Bhadresh
    54  Dhila                                                 No         9,650.00            0.00          0.00            0.00
 54.01
 54.02
        The Gregory A. Fowler Living Trust U/T/A
    55  Dated April 27, 1995                                  No         6,854.16            0.00          0.00            0.00
    59  Robert Richard Walker                                 No           719.16            0.00          0.00        1,678.05
    60  Alan H. Pollack                                       No     2,500,000.00            0.00          0.00            0.00
        Steven W. Katz, Jacob Klein, Wayne
    63  Zuckerman, Joseph Forgione                            No             0.00            0.00          0.00            0.00
    67  David M. Levy                                  500,000.0             0.00            0.00          0.00            0.00
    70  Gladstone Commercial Corporation                      No        96,818.71            0.00          0.00            0.00
 70.01
 70.02
 70.03
    71  J.E. Lindsey Family Limited Partnership               No             0.00            0.00          0.00            0.00
    72  Samuel Kirschenbaum                                   No             0.00            0.00          0.00            0.00
    74  Allen Pilevsky                                        No           473.42      134,070.00          0.00        2,367.04
    75  Jonathan P. Browne                                    No         1,218.50            0.00          0.00        7,500.00
        Guy N. Martin, John Ross Martin III, Locke
    76  A. Braly, William S. Hawken, Frank Ratliff            No         2,500.00            0.00          0.00            0.00
    80  Gerard P. Joyce                                       No         2,655.00            0.00          0.00        1,457.50
    81  MRM Capital LLC                                       No             0.00            0.00          0.00      200,000.00
    82  Stephen B. Jaeger                                     No         1,457.29       29,687.50          0.00        5,416.67
    84  Charles Price, Dennis Fuller                          No         2,500.00            0.00          0.00            0.00
    85  Llyod Goldman                                         No             0.00            0.00          0.00            0.00
    87  Benjamin Korman and Meir Cohen                        No             0.00            0.00          0.00            0.00
        Bahador Mahboubi, Behrouz Mahboubi-Fardi,
    88  Daryoush Mahboubi-Fardi, Kamyar Mahboubi              No           478.00       40,000.00          0.00            0.00
    90  Howard A. Goldenfarb                                  No         1,467.18            0.00          0.00        1,666.67
    91  Charles Dubroff                                       No        11,840.00            0.00          0.00            0.00
    92  Jeffrey L. Zimmer                                     No           953.11            0.00          0.00        5,000.00
    95  Daniel S. Burton                                      No         2,934.00            0.00          0.00            0.00
    96  Phillip S. Marrone                                    No         1,038.55            0.00          0.00        5,192.75
    98  Harry Bookey                                          No             0.00            0.00          0.00            0.00
   100  Philip B. Lindy                                       No         1,596.97            0.00          0.00            0.00
100.01
100.02
   101  Matthew Felton                                        No         1,552.83            0.00          0.00            0.00
   106  David O'Leary                                         No         6,992.33            0.00          0.00            0.00
106.01
106.02
   107  Steven Z. Weinreb                                     No        46,138.00      279,657.00          0.00            0.00
   108  David C. Hetherington, Ashok Kumar                    No        26,500.00            0.00          0.00      150,000.00
   114  Ahmad E. Amer                                         No           836.38            0.00          0.00        1,895.70
   117  Steve Olsher                                          No           760.42            0.00          0.00        2,471.41
   119   Matthew H. Cody, David E. Shein                      No           706.17            0.00          0.00        2,648.13
   122  Gil J. Besing                                         No             0.00            0.00          0.00      150,000.00
        Jack J. Crifasi, Jr., Ronald S. Freedman,
        Jon Strohmeyer, Cynthia Strohmeyer, Brian
        Howell, Charlotte Howell, Randy Johns,
        Lorrie Johns, Kevin McVicker, Debra
   123  McVicker, Michael Dunnam, Anne Dunnam                 No           391.00            0.00          0.00        2,083.00
   125  Eli Ungar, David Gefsky                               No       352,771.00            0.00          0.00            0.00
   126  Nicholas Studen, Jr.                                  No             0.00            0.00          0.00            0.00
   127  Diran Elsaifi                                         No         1,609.02            0.00          0.00        5,416.67
   128  Eli Mordechai                                         No         1,000.00            0.00          0.00            0.00
        The Gregory A. Fowler Living Trust U/T/A
   130  Dated April 27, 1995                                  No         2,166.66            0.00          0.00            0.00
   134  Laurence G. Ruben                                     No             0.00            0.00          0.00            0.00
        Gregory Everhard, Harvey M. Cohen, The
        Harvey M. Cohen Revocable Trust, U/T/A
   137  Dated 3/20/2002                                       No             0.00      100,000.00          0.00            0.00
   138  Philip Pilevsky                                       No           344.58            0.00          0.00        1,148.62
   140  John Bredvick                                         No         1,184.00            0.00          0.00      600,000.00
        Kenneth N. Jensen, James E. McWilliams,
   144  Brand Partners, L.P.                                  No         1,717.00            0.00          0.00            0.00
   147  Howard A. Goldenfarb                                  No           664.05       12,488.00          0.00            0.00
147.01
147.02
        The Gregory A. Fowler Living Trust U/T/A
   148  Dated April 27,1995, MKD Investments, L.P.            No        29,766.66       23,438.00          0.00            0.00
   151  SVN Equities, LLC                                     No           821.98      271,539.15          0.00            0.00
   152  Tan Nguyen                                            No           370.50            0.00          0.00        1,875.00
   154  Richard S. Kemp                                       No           796.92       25,625.00          0.00       76,965.72
   155  R. Phillip Zobrist, Gerry Zobrist                     No        25,000.00            0.00          0.00            0.00
   156  John P. Livesey                                       No           413.83            0.00          0.00            0.00
   157  Revenue Properties Company Limited                    No         2,164.40       57,081.25          0.00        2,164.40
        The Gregory A. Fowler Living Trust U/T/A
   161  Dated April 27,1995, MKD Investments, L.P.            No           901.67       19,445.00          0.00      250,000.00
   163  Gary M. Sanzone, William F. Palmisano                 No         5,333.00       19,000.00          0.00            0.00
163.01
163.02
163.03
   165  Martin Selig                                          No           228.00            0.00          0.00            0.00
   166  Sherwin N. Jarol                                      No             0.00            0.00          0.00        1,458.33
   169  Jeffrey L. Zimmer                                     No           630.63            0.00    350,000.00        1,666.66
   170  Donald W. Stevenson, Gary S. Troast                   No           578.00       20,062.50          0.00        1,250.00
   173  Mirajuddin Ahmed                                      No             0.00            0.00     15,000.00            0.00
   174  Aron Forem                                            No         3,200.00      256,338.00    125,000.00            0.00
   179  Michael S. Pearlstein, Norman Fleekop                 No         1,739.58            0.00          0.00            0.00
   181  Robert Sullivan                                       No         1,420.77       97,500.00          0.00      312,103.83
        Mitchel Maidman, Gregory Maidman, Richard
   183  Maidman, Richard Spinelli                             No        94,604.17       58,250.00          0.00            0.00
183.01
183.02
183.03
   187  David C. Smith                                        No           868.00       25,625.00          0.00        2,500.00
        Nat H. Davis III, G. Peter Jacob, Scott W.
   188  Weaver                                                No           769.31            0.00          0.00          833.33
   189  Ralph Isenberg                                        No           823.00            0.00          0.00        1,667.00
   194  Timothy M. Barrett                                    No           191.00            0.00          0.00       31,515.00
   195  Ali G. Khan                                           No        35,000.00       17,125.00          0.00            0.00
        Robert Sena, Adam Singer, Matthew
   197  Wanderer, Mathew Papunen                              No         2,500.00            0.00          0.00            0.00
   199  Steve R. Craig, Doug Hollidge                         No           336.67            0.00          0.00            0.00
   202  Faigy Goldberger                                      No           253.79            0.00          0.00        1,250.00
        David Grossman, Gary Gumowitz, Edward
   203  Balazs                                                No           312.60            0.00          0.00        1,250.00
   204  Steven Z. Weinreb                                     No           509.00            0.00          0.00        2,500.00
   205  Gary L. Nielsen                                       No           576.58       15,201.00          0.00        1,981.25
   210  Shallom Berkman, Jilla Berkman                        No            66.10            0.00          0.00          440.67
   211  Alan S. Mann, Nelson S. Billups                       No             0.00       26,988.00          0.00            0.00
   213  Terry DeLooze                                         No           195.47            0.00          0.00          833.34
   216  William M. Friedrichs, Jr.                            No         1,987.50      199,921.25          0.00            0.00
   219  Mirajuddin Ahmed                                      No             0.00            0.00          0.00            0.00
        Fairfield Country Shops II Associates GP,
   221  LLC                                                   No                                                      20,000.00
        Greatwood Country Shops I Associates GP,
   224  LLC                                                   No                                                      10,000.00
   225  Cinco Pad Associates GP, LLC                          No                                                      10,000.00
   226  FRP Fairfield Village Associates GP, LLC              No                                                      10,000.00


          UPFRONT ESCROW                                                                MONTHLY ESCROW
          ---------------------------------------------       -----------------------------------------------------------------


                                                              Monthly     Monthly   Monthly                  Monthly    Monthly
          Upfront RE Tax   Upfront        Upfront             Capex       Envir.    TI/LC      Monthly RE    Ins.       Other
Loan #    Reserve          Ins. Reserve   Other Reserve       Reserve     Reserve   Reserve    Tax Reserve   Reserve    Reserve
-------   --------------   ------------   -------------       ---------   -------   --------   -----------   --------   -------
      4       813,800.29     562,509.00            0.00       125466.00      0.00       0.00      62600.02       0.00      0.00
      5       541,652.54     195,228.50            0.00        92324.42      0.00       0.00      77378.93       0.00      0.00
      6        80,349.91     162,321.67            0.00        43946.00      0.00       0.00      40174.95   19451.25      0.00
      7             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
      9       143,745.83      30,490.50            0.00         4016.01      0.00   41667.00      21688.60   10163.50      0.00
     13       454,341.73     160,607.00            0.00        68767.33      0.00       0.00      59377.17       0.00      0.00
     16             0.00     153,895.50            0.00        77205.39      0.00       0.00     135860.43   19938.71      0.00
     18       150,470.11      27,451.84      985,000.00        11542.50      0.00   16159.50      24115.41    9150.61      0.00
     20       159,749.62           0.00            0.00         2921.48      0.00       0.00          0.00       0.00      0.00
  20.01
  20.02
  20.03
  20.04
  20.05
  20.06
  20.07
  20.08
  20.09
   20.1
     21        37,800.00      52,500.00            0.00         1822.00      0.00   12073.83      37800.00    5250.00      0.00
     25       250,442.24      72,582.50            0.00        44160.08      0.00       0.00      17888.73       0.00      0.00
     26             0.00           0.00            0.00         1673.58      0.00       0.00          0.00       0.00      0.00
     27        18,608.08      86,856.86            0.00        27395.00      0.00       0.00       6202.69   10475.33      0.00
     28             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
     29        75,355.58      35,836.25            0.00         9916.67      0.00       0.00      10765.08    7167.25      0.00
     31             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
     35        80,298.83      49,534.67            0.00         1774.17      0.00    3801.80      26766.28    8497.91      0.00
     38             0.00      19,625.00      500,000.00         5366.67      0.00       0.00      50500.00    6541.67      0.00
     39             0.00           0.00            0.00         1733.92      0.00       0.00          0.00       0.00      0.00
  39.01
  39.02
  39.03
     42        69,812.47       5,111.92       40,459.37          917.00      0.00       0.00      16987.82    5111.92      0.00
     52        30,576.77      45,430.98      196,604.00         1208.00      0.00    6200.00      10192.26    6280.29      0.00
     54        27,513.67      17,485.00      745,000.00         9650.00      0.00       0.00       9171.22    5828.33      0.00
  54.01
  54.02
     55             0.00      26,827.92            0.00         6854.16      0.00       0.00      23566.67    5365.58      0.00
     59             0.00       3,122.33      100,000.00          719.16      0.00    1678.05          0.00     780.58      0.00
     60        65,019.80     229,208.83            0.00         6333.33      0.00       0.00      21673.27   20387.17      0.00
     63        83,292.00           0.00      146,784.00            0.00      0.00       0.00          0.00       0.00      0.00
     67         4,742.46       3,931.74            0.00          331.75      0.00    1166.67       4742.46     786.35      0.00
     70             0.00           0.00            0.00         2318.71      0.00       0.00          0.00       0.00      0.00
  70.01
  70.02
  70.03
     71        32,964.85       6,117.42      520,188.00         1233.17      0.00    5857.58       4120.61    1165.58      0.00
     72             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
     74       130,323.75      28,083.92            0.00          473.42      0.00    2367.04      43441.25    3560.84      0.00
     75        84,189.63      20,182.25            0.00         1218.50      0.00    7500.00      28063.21    1834.75      0.00
     76             0.00      30,152.84            0.00         2500.00      0.00       0.00      18042.92    3769.11      0.00
     80        65,225.00       7,789.25      800,000.00         2655.00      0.00    1457.50       6522.50    2596.42      0.00
     81        21,335.18      39,653.17            0.00         2778.92      0.00   41683.75       5333.80    3604.83      0.00
     82        41,786.53      16,893.33            0.00         1457.29      0.00    5416.67      10446.63    1689.33      0.00
     84        32,901.39      53,803.20            0.00         2500.00      0.00       0.00       6580.28    5978.13      0.00
     85             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
     87        85,786.67       6,252.92            0.00         2625.32      0.00       0.00      21446.67    1250.58      0.00
     88        24,149.60       7,720.67      100,000.00          478.00      0.00       0.00       4829.92    3860.33      0.00
     90        53,985.77      16,978.00    1,610,000.00         1467.18      0.00    1666.67      13496.44    2829.67      0.00
     91        14,000.00       8,690.50            0.00        11840.00      0.00       0.00      14000.00    2896.83      0.00
     92        33,368.74      10,266.00            0.00          953.11      0.00    5000.00       5561.46     855.50      0.00
     95         5,866.67      43,552.17      550,000.00         2934.00      0.00       0.00       2933.33    3350.17      0.00
     96        32,081.24       6,550.75        3,141.67         1038.55      0.00    5192.75      10693.75    2183.58   3141.67
     98       149,324.17      41,101.82            0.00         6166.67      0.00       0.00      29864.83    5137.73      0.00
    100             0.00           0.00            0.00         1596.97      0.00       0.00          0.00       0.00      0.00
 100.01
 100.02
    101        57,703.84       6,802.25            0.00         1552.83      0.00       0.00      11540.77    2267.42      0.00
    106        88,666.67      70,618.40            0.00         6992.23      0.00       0.00       6333.33    6419.85      0.00
 106.01
 106.02
    107        87,602.41      20,566.67      350,000.00         7638.00      0.00       0.00      21900.60    5833.33      0.00
    108       198,236.00       7,536.75            0.00          735.40      0.00    4583.33      16519.67    2512.25      0.00
    114        92,312.61       5,330.00    1,600,000.00          836.38      0.00    1895.70       8408.51    1332.50      0.00
    117             0.00       9,639.00            0.00          760.42      0.00    2471.41          0.00    1071.00      0.00
    119             0.00       4,053.00            0.00          706.17      0.00    2648.13      13429.29    1351.00      0.00
    122             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
    123        20,101.15      34,189.23            0.00          391.00      0.00    2083.00       5030.29    8525.39      0.00
    125       256,217.50      36,040.50      350,000.00         2771.00      0.00       0.00      18301.25   11026.17      0.00
    126        77,625.00       1,313.50            0.00            0.00      0.00       0.00       8625.00     437.83      0.00
    127       151,666.67      47,029.50            0.00         1609.02      0.00    5416.67      11666.67    3359.25      0.00
    128        51,722.25       4,126.67            0.00         1000.00      0.00       0.00      17240.75    1031.67      0.00
    130        40,162.81      17,706.36            0.00         2166.66      0.00       0.00       8032.56    1770.64      0.00
    134        45,376.67      15,114.84            0.00            0.00      0.00       0.00       5672.08    1411.25      0.00
    137             0.00           0.00            0.00            0.00      0.00       0.00          0.00       0.00      0.00
    138        90,020.27      11,621.67            0.00          344.58      0.00    1148.62      27283.70    1567.17      0.00
    140        41,175.00       8,083.50      100,000.00         1184.00      0.00       0.00          0.00       0.00      0.00
    144        27,318.74       5,886.25            0.00         1717.00      0.00       0.00       6829.69    1962.08      0.00
    147             0.00           0.00            0.00          664.05      0.00       0.00          0.00       0.00      0.00
 147.01
 147.02
    148        31,564.75      19,917.64            0.00         4766.66      0.00       0.00      10521.58    2213.07      0.00
    151        10,285.71       8,092.00      450,000.00          821.98      0.00       0.00       5142.85    1011.50      0.00
    152        27,904.53       3,761.92            0.00          370.50      0.00    1875.00       5580.91     622.42      0.00
    154        29,349.61      28,500.08            0.00          796.92      0.00    1965.72      14674.80    2590.92      0.00
    155             0.00           0.00            0.00          916.66      0.00       0.00          0.00       0.00      0.00
    156         9,082.75       1,814.50      240,000.00          413.83      0.00       0.00       3027.58     604.83      0.00
    157        12,402.17      46,716.00      207,429.24         2164.40      0.00    2164.40       6201.08    5839.50      0.00
    161        24,500.74      10,789.73       40,000.00          901.67      0.00    6250.00       4927.25    1078.97      0.00
    163        43,172.75      19,443.67            0.00         5333.00      0.00       0.00      14390.92    2777.67      0.00
 163.01
 163.02
 163.03
    165        12,484.00       2,428.25            0.00          228.00      0.00       0.00       2080.67     809.42      0.00
    166             0.00           0.00            0.00            0.00      0.00    1458.33          0.00       0.00      0.00
    169        16,522.93       8,628.00            0.00          630.63      0.00    1666.66       2753.82     719.00      0.00
    170             0.00           0.00      140,000.00          578.00      0.00    1250.00          0.00       0.00      0.00
    173        20,289.75       7,107.00            0.00         1920.00      0.00       0.00       6763.25    2369.00      0.00
    174        40,551.67      29,118.41            0.00         3200.00      0.00       0.00      10137.92    4067.06      0.00
    179        19,652.85       4,480.00            0.00         1739.58      0.00       0.00       3275.48    1493.33      0.00
    181        17,615.56      13,743.00            0.00         1420.77      0.00    7103.83       4403.89    1145.25      0.00
    183        73,733.18      11,079.20            0.00         2854.17      0.00       0.00      13073.35    2769.80      0.00
 183.01
 183.02
 183.03
    187        36,820.00      11,831.67            0.00          868.00      0.00    2500.00       5260.00    1183.17      0.00
    188        65,510.00       9,944.46      117,840.00          769.31      0.00     833.33       5459.17     764.96      0.00
    189        13,079.09       1,621.39       99,672.50          823.00      0.00    1667.00       2179.85     810.70      0.00
    194        18,399.93      10,563.00            0.00          191.00      0.00    2626.25       2628.56     880.25      0.00
    195             0.00       5,332.83            0.00         3833.33      0.00       0.00       4410.60    2666.42      0.00
    197         8,375.00      20,768.08            0.00         2500.00      0.00       0.00       2791.67    4153.62      0.00
    199        12,000.00       1,430.50      123,725.00          336.67      0.00       0.00       3000.00     476.83      0.00
    202        11,992.85       9,562.92       40,900.00          253.79      0.00    1250.00       3997.62     869.36      0.00
    203        25,563.59       7,004.53            0.00          312.60      0.00    1250.00       6139.03     700.45      0.00
    204        81,325.58       7,269.66            0.00          509.00      0.00    2500.00       6255.81    2423.22      0.00
    205         3,408.02       6,010.83      150,000.00          576.58      0.00    1981.25        852.01     846.08      0.00
    210         8,773.58       2,642.00            0.00           66.10      0.00     440.67       1462.26     660.50      0.00
    211         2,733.85      15,921.58      151,295.00         1503.67      0.00    1879.63       1366.93    1447.42      0.00
    213         4,699.08       8,736.58      300,000.00          195.47      0.00     833.34       1566.36    1248.08      0.00
    216        33,806.12      14,721.60            0.00         1987.50      0.00       0.00       2817.18    4907.20      0.00
    219         6,018.10      14,763.83            0.00          250.00      0.00       0.00       2006.03    1342.17      0.00
    221        14,925.56                      50,000.00          100.17
    224         6,199.07                      50,000.00           61.67
    225         3,561.27                                          50.00                            1187.09
    226        13,439.49                                         156.00


                                                                                                                       Remaining
                                                                                                                       Amortization
                                                           Defeasance   Interest                      Final Maturity   Term for
Loan #   Grace Period   Lockbox In-place   Property Type   Permitted    Accrual Period   Loan Group   Date             Balloon Loans
------   ------------   ----------------   -------------   ----------   --------------   ----------   --------------   ------------
     4              7   No                 Hotel           Yes          Actual/360                1                             360
     5              7   No                 Hotel           Yes          Actual/360                1                             360
     6              7   Yes                Hotel           Yes          Actual/360                1                             360
     7              7   No                 Hotel           Yes          Actual/360                1                             300
     9              7   Yes                Office          Yes          Actual/360                1                             360
    13              7   No                 Hotel           Yes          Actual/360                1                             360
    16              7   Yes                Hotel           Yes          Actual/360                1                             360
    18              7   No                 Retail          Yes          Actual/360                1                             360
    20              7   No                 Various         No           Actual/360                1                             360
 20.01              7                      Retail                                                 1                             360
 20.02              7                      Retail                                                 1                             360
 20.03              7                      Retail                                                 1                             360
 20.04              7                      Retail                                                 1                             360
 20.05              7                      Retail                                                 1                             360
 20.06              7                      Retail                                                 1                             360
 20.07              7                      Office                                                 1                             360
 20.08              7                      Office                                                 1                             360
 20.09              7                      Retail                                                 1                             360
  20.1              7                      Office                                                 1                             360
    21              7   No                 Retail          Yes          Actual/360                1                             360
    25              7   No                 Hotel           Yes          Actual/360                1                             360
    26              7   No                 Retail          Yes          Actual/360                1                             360
    27              7   Yes                Hotel           Yes          Actual/360                1                             360
    28              7   No                 Office          Yes          Actual/360                1
    29              7   No                 Multifamily     Yes          Actual/360                2                             360
    31              7   No                 Industrial      Yes          Actual/360                1                             360
    35              7   No                 Retail          Yes          Actual/360                1                             360
    38              7   No                 Multifamily     Yes          Actual/360                2                             360
    39              7   No                 Various         Yes          Actual/360                1                             360
 39.01              7                      Office                                                 1                             360
 39.02              7                      Industrial                                             1                             360
 39.03              7                      Office                                                 1                             360
    42              7   No                 Retail          Yes          Actual/360                1                             360
    52              7   No                 Retail          Yes          Actual/360                1                             360
    54              7   No                 Hotel           Yes          Actual/360                1                             360
 54.01              7                      Hotel                                                  1                             360
 54.02              7                      Hotel                                                  1                             360
    55              7   Yes                Multifamily     Yes          Actual/360                2
    59              7   No                 Retail          Yes          Actual/360                1                             360
    60              5   No                 Multifamily     Yes          Actual/360                2
    63              7   No                 Retail          Yes          Actual/360                1                             360
    67              5   No                 Retail          Yes          Actual/360                1
    70              7   No                 Industrial      Yes          Actual/360                1                             360
 70.01              7                      Office                                                 1                             360
 70.02              7                      Industrial                                             1                             360
 70.03              7                      Industrial                                             1                             360
    71              7   No                 Office          Yes          Actual/360                1                             360
    72              7   No                 Industrial      No           Actual/360                1                             360
    74              7   No                 Retail          Yes          Actual/360                1
    75              7   No                 Mixed Use       Yes          Actual/360                1                             360
    76              7   No                 Multifamily     Yes          Actual/360                2                             360
    80              7   No                 Multifamily     Yes          Actual/360                1                             360
    81              7   No                 Industrial      Yes          Actual/360                1                             300
    82              7   No                 Retail          Yes          Actual/360                1
    84              7   No                 Multifamily     Yes          Actual/360                2                             360
    85              7   No                 Industrial      Yes          Actual/360                1                             360
    87              7   No                 Office          Yes          Actual/360                1                             360
    88              7   No                 Mixed Use       Yes          Actual/360                1
    90              7   No                 Industrial      No           Actual/360                1                             360
    91              7   No                 Hotel           Yes          Actual/360                1                             360
    92             15   No                 Retail          Yes          Actual/360                1                             360
    95              7   No                 Multifamily     Yes          Actual/360                2                             360
    96              7   No                 Retail          Yes          Actual/360                1                             360
    98              7   No                 Multifamily     Yes          Actual/360                2                             360
   100              7   No                 Office          Yes          Actual/360                1                             360
100.01              7                      Office                                                 1                             360
100.02              7                      Office                                                 1                             360
   101              7   No                 Office          Yes          Actual/360                1
   106              7   No                 Multifamily     Yes          Actual/360                2                             360
106.01              7                      Multifamily                                            2                             360
106.02              7                      Multifamily                                            2                             360
   107              7   No                 Multifamily     Yes          Actual/360                2                             360
   108              7   No                 Retail          Yes          Actual/360                1
   114              7   No                 Retail          Yes          Actual/360                1                             360
   117              7   No                 Office          Yes          Actual/360                1                             360
   119              7   No                 Office          Yes          Actual/360                1                             360
   122              7   No                 Retail          Yes          Actual/360                1                             360
   123              7   No                 Retail          Yes          Actual/360                1                             360
   125              7   No                 Multifamily     Yes          Actual/360                2                             360
   126              7   No                 Retail          No           Actual/360                1
   127              7   No                 Industrial      Yes          Actual/360                1                             360
   128              7   No                 Office          Yes          Actual/360                1                             360
   130              7   No                 Multifamily     Yes          Actual/360                2                             360
   134              7   No                 Retail          No           Actual/360                1                             360
   137              7   No                 Industrial      Yes          Actual/360                1                             360
   138              7   No                 Retail          Yes          Actual/360                1                             360
   140              7   No                 Industrial      Yes          Actual/360                1                             360
   144              7   No                 Industrial      Yes          Actual/360                1                             360
   147              7   No                 Industrial      No           Actual/360                1                             360
147.01              7                      Industrial                                             1                             360
147.02              7                      Industrial                                             1                             360
   148              7   No                 Multifamily     Yes          Actual/360                2                             360
   151             15   No                 Industrial      Yes          Actual/360                1                             360
   152              7   No                 Retail          Yes          Actual/360                1                             360
   154              7   No                 Retail          Yes          Actual/360                1                             360
   155              7   No                 Industrial      Yes          Actual/360                1                             360
   156              7   No                 Office          Yes          Actual/360                1                             360
   157              7   No                 Industrial      Yes          Actual/360                1                             360
   161              7   No                 Office          Yes          Actual/360                1                             360
   163              7   No                 Multifamily     Yes          Actual/360                2                             360
163.01              7                      Multifamily                                            2                             360
163.02              7                      Multifamily                                            2                             360
163.03              7                      Multifamily                                            2                             360
   165              7   No                 Office          Yes          Actual/360                1                             360
   166              7   No                 Industrial      Yes          Actual/360                1                             360
   169             15   No                 Retail          Yes          Actual/360                1                             360
   170              7   No                 Industrial      Yes          Actual/360                1                             360
   173              7   No                 Multifamily     Yes          Actual/360                2
   174              7   No                 Industrial      Yes          Actual/360                1                             360
   179              7   No                 Multifamily     Yes          Actual/360                2                             360
   181              7   No                 Office          Yes          Actual/360                1                             300
   183              7   No                 Multifamily     Yes          Actual/360                2                             360
183.01              7                      Multifamily                                            2                             360
183.02              7                      Multifamily                                            2                             360
183.03              7                      Multifamily                                            2                             360
   187              7   No                 Retail          Yes          Actual/360                1                             360
   188              7   No                 Retail          Yes          Actual/360                1                             360
   189              7   No                 Retail          Yes          Actual/360                1                             360
   194              7   No                 Retail          Yes          Actual/360                1                             360
   195             15   No                 Multifamily     Yes          Actual/360                2                             360
   197              7   No                 Multifamily     Yes          Actual/360                2                             360
   199             15   No                 Office          Yes          Actual/360                1                             360
   202              7   No                 Retail          Yes          Actual/360                1                             360
   203              7   No                 Retail          Yes          Actual/360                1                             360
   204              7   No                 Office          Yes          Actual/360                1                             360
   205              7   No                 Retail          Yes          Actual/360                1                             300
   210              7   No                 Retail          Yes          Actual/360                1                             360
   211              7   No                 Retail          Yes          Actual/360                1                             360
   213              7   No                 Retail          Yes          Actual/360                1                             360
   216              7   No                 Multifamily     Yes          Actual/360                2                             360
   219              7   No                 Office          Yes          Actual/360                1
   221              7   No                 Retail          No           Actual/360                1                             360
   224              7   No                 Retail          No           Actual/360                1                             360
   225              7   No                 Retail          No           Actual/360                1                             360
   226              7   No                 Retail          No           Actual/360                1                             360



                                    EXHIBIT B

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related assignment of leases and rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from acts generally including fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or (b) in the event the portion of the Mortgaged Property being released shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or, except for ARD Loans, negative amortization is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the
                  Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and
                  (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgage Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property), satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) An Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which , in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or
                  (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or
                  (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule I hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true,
                  (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by an environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section
1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents..

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      None.

                                   SCHEDULE II

                 SCHEDULE OF LOANS WITH ENVIRONMENTAL INSURANCE

                                      None.

                                    EXHIBIT C

                                   EXCEPTIONS

   CIBC Inc. Exceptions to Representations and Warranties - JPMCC 2007-CIBC18

Rep. #

4. Loan Nos. 18 and 204 (Golden East Crossing and Miramar Professional Plaza) - See exceptions to Representation #6 below.

5. Loan No. 16 (Crowne Plaza - LaGuardia) - LaGuardia Associates, L.P. ("LGA") (the Mortgagor), owner of the Crowne Plaza LaGuardia Hotel (the Mortgaged Property), filed a chapter 11 petition in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") on October 29, 2004. LGA filed a proposed plan of reorganization (as amended, the "Plan"), which was confirmed by the Bankruptcy Court by confirmation order dated October 27, 2006. The confirmation order was appealed by U.S. Bank National Association, as successor bond trustee ("U.S. Bank"). Pursuant to a settlement agreement and amendment to the Plan, which were approved by the Bankruptcy Court, the appeal has been dismissed, so that the Plan is now confirmed by a final order of the Bankruptcy Court and generally any claims against LGA that were pending as of the petition date will be satisfied pursuant to the Plan and LGA has received a discharge of all such claims. The proceeds of this Mortgage Loan were used to implement the reorganization of the Mortgagor's affairs pursuant to the Plan.

6. The following applies to each of the Mortgage Loans listed below: The related Mortgaged Property also secures indebtedness in the amount noted below (the "CBA-MezzCap B Note"), each of which CBA-MezzCap B Notes were sold as of the closing date of the related Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. Each such CBA-MezzCap B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under a CBA-MezzCap B Note constitutes a default under the related Mortgage Loan.

            Loan No. 18 (Golden East Crossing) - $3,075,000.00

            Loan No. 204 (Miramar Professional Plaza) - $205,000.00

        Loan Nos. 42 and 52 (Palmer Square and South Cove Commons) - Due to nature of New York lien law and costs of re-insuring a single consolidated mortgage loan, the Palmer Square loan consists of 3 separate notes each secured by a separate mortgage. Pursuant to a separate agreement, the 3 loans are to be treated as a single loan for all purposes (servicing, payment, reserves, defeasance, etc.) with lien priority of each mortgage being pari passu with the others. All 3 notes and mortgages with respect to the Palmer Square loan shall be assets of the Trust. Likewise, due to cost of re-insuring a single consolidated mortgage loan, the South Cove Commons loan consists of 2 separate notes each secured by a separate mortgage. Pursuant to a separate agreement, the 2 loans are to be treated as a single loan for all purposes (servicing, payment, reserves, defeasance, etc.) with lien priority of each mortgage being pari passu with the other. Both of the notes and mortgages with respect to the South Cove Commons loan shall be assets of the Trust.

        Loan No. 179 (Chasemont Apartments) - If the Mortgagor converts the Mortgaged Property from multifamily apartments to condominiums, then the previous owner has a right of repurchase until December 31, 2012. The Mortgage Loan documents prohibit the Mortgagor from converting the Mortgaged Property to condominiums without the consent of the holder of the Mortgage Loan.

        Loan No. 194 (Clocktower Square) - Becker's Automotive, a tenant at the related Mortgaged Property, has a right of first refusal in the event the related Mortgaged Property is sold. Pursuant to the right of first of refusal the related Mortgagor shall offer to such tenant the right to purchase the related Mortgaged Property upon the same terms and conditions as any bona fide offer received by the related Mortgagor, if the related Mortgagor elects to sell the related Mortgaged Property and such tenant has ten (10) days to accept the offer of sale.

        Loan No. 16 (Crowne Plaza - LaGuardia) - The related Mortgaged Property also secures a loan with a principal balance of $8,077,412.23 as of the date of origination of the Mortgage Loan (the "Crowne Plaza Subordinate Loan"). The Crowne Plaza Subordinate Loan is subordinate to the Mortgage Loan being sold hereby pursuant to a Subordination and Standstill Agreement, a copy of which is included in the Mortgage File.

7. Loan Nos. 18, 204, 42, 52, 179, 194 and 16 (Golden East Crossing, Miramar Professional Plaza, Palmer Square, South Cove Commons, Chasemont Apartments, Clocktower Square and Crowne Plaza - LaGuardia) - See exceptions to Representation #6 above.

8. Loan Nos. 18, 204, 42, 52, 179, 194 and 16 (Golden East Crossing, Miramar Professional Plaza, Palmer Square, South Cove Commons, Chasemont Apartments, Clocktower Square and Crowne Plaza - LaGuardia) - See exceptions to Representation #6 above.

10(a). Loan No. 85 (Tweeter Home Entertainment Group Headquarters) - Only the Mortgagor, and not another individual or entity, is liable for breach of environmental covenants.

        Loan No. 38 (Courtney Manor Apartments) - "Waste" has been deleted from the Mortgage Loan documents for the related Mortgage Loan as a non-recourse carve-out.

        Loan No. 39 (Gladstone Telex Portfolio) - "Waste" has been modified to "physical waste" in the Mortgage Loan documents for the related Mortgage Loan as a non-recourse carve-out.

        Loan No. 70 (Gladstone Portfolio) - "Waste" has been modified to "physical waste" in the Mortgage Loan documents for the related Mortgage Loan as a non-recourse carve-out.

        Loan No. 122 (Wickes Furniture) - The Mortgage Loan documents for the related Mortgage Loan provide that only the related Mortgagor, and not another individual or entity, is liable for the non-recourse carve-outs.

12. Loan No. 119 (Cachet Homes Perimeter Center Office) - Mortgagor may release a portion of the Mortgaged Property (via a lot line adjustment or the like) to which value was allocated without payment of any portion of the principal amount of the Mortgage Loan so long as (i) none of the improvements (excluding parking structures that are replaced with equal or better facilities to which Mortgagor has access via a reciprocal easement agreement or the like) are located on such portion of the Mortgaged Property; (ii) mortgagee receives an appraisal confirming that the "Loan to Value Ratio" (as defined in the Mortgage Loan documents) for the Loan is no more than 80%; and (iii) the "Debt Service Coverage Ratio" (as defined in the Mortgage Loan documents) was at least 1.20:1 for the two prior quarters.

        Loan No. 100 (AT&T Portfolio) - The related Mortgage Loan is secured by a first priority mortgage lien against two (2) separate office buildings (each, a "Separate Related Mortgaged Property"). The related Mortgage Loan documents provide that the related Mortgagor may obtain a release of either Separate Related Mortgaged Property upon defeasance of 120% of the allocated loan amount in respect of the Separate Related Mortgaged Property that is the subject of the partial release.

        Loan No. 20 (Concorde Portfolio I) - This Mortgage Loan is secured by multiple properties. The Mortgagor may release any individual property provided that Mortgagor pays the greater of (i) 110% of the "Allocated Amount" (as amortized to reflect the payments actually made) for such released parcel; (ii) an amount that will cause the "Debt Service Coverage Ratio" (as defined in the Mortgage Loan Documents) for the properties remaining following the release to be greater than or equal to 1.30:1.0 (calculated as of the most recent two quarters); and (iii) an amount that will cause the "Loan to Value Ratio" (as defined in the Mortgage Loan documents) for the Mortgage Loan, based upon the remaining properties, to be less than or equal to 75%.

        Loan Nos. 221, 225, 224 and 226 (Fairfield Country Shops II, Westheimer and Mason, Greatwood Country Shops - Phase II and Fairfield Village/Market) - These 4 Mortgage Loans are cross-collateralized. A Mortgagor may release its individual Mortgaged Property from the cross-collateralization provided that such Mortgagor pays the greater of
        (i) 110% of the "Allocated Amount" (as amortized to reflect the payments actually made) for such release parcel; (ii) an amount that will cause the "Debt Service Coverage Ratio" (as defined in the Mortgage Loan Documents) for the properties remaining following the release to be greater than or equal to 1.30:1.0 (calculated as of the most recent two quarters); and (iii) an amount that will cause the "Loan to Value Ratio" (as defined in the Mortgage Loan Documents) for the Mortgage Loan, based upon the remaining properties, to be less than or equal to 75%. Alternatively, a Mortgagor may sell an individual Mortgaged Property to a third party, and the allocated loan amount for that individual Mortgaged Property may be assumed by such party and the individual Mortgaged Property released from the cross-collateralization, provided that (i) the Debt Service Coverage Ratio for the cross-collateralized properties following the release is greater than or equal to 1.30:1.0 (calculated as of the most recent two quarters); (ii) the Debt Service Coverage Ratio for the Mortgaged Property to be released from the cross-collateralization is greater than or equal to 1.30:1.0 (calculated as of the most recent two quarters); (iii) the Loan to Value Ratio for the Loan, based upon the remaining properties, is less than or equal to 75% and (iv) the Loan to Value Ratio for the Loan to be assumed is less than or equal to 75%.

16. Loan No. 183 (Maidman Syracuse Multifamily) - One of the three properties comprising the related Mortgage Property, Lawrence Terrace Apartments, is legal non-conforming due to the lot size being deficient 43,000 square feet, and another (Fennaway Apartments) is also legal non-conforming due to a 1.1 foot encroachment into a front setback. Law and ordinance insurance coverage was not obtained, however, both properties received site plan approval when they were first developed, and both may be reconstructed to their present density in the event of a casualty.

        Loan No. 147 (Agriflora Group & Emerald Farms Portfolio) - The Emerald Farms Building is deficient five striped parking spaces. These parking spaces have been constructed and Mortgagor covenanted to stripe said parking spaces within 90 days of the closing of the Mortgage Loan. Law and ordinance insurance coverage was not obtained.

19(a). Loan Nos. 107, 166 and 204 (Falls on Antoine, QXL and Miramar Professional Plaza) - the engineering reports with respect to these Mortgaged Properties were not prepared within 12 months of the Closing Date.

        Loan No. 147 (Agriflora Group & Emerald Farms Portfolio) - the engineering report prepared in connection with the closing of the Mortgage Loan recommended immediate repairs of $78,390. No escrow was taken for such immediate repairs; however, (i) the Borrower has covenanted in the Mortgage Loan documents that all such immediate repairs shall be completed within not more than 9 months from the closing of the Mortgage Loan and (ii) the sole tenant at the Mortgaged Property is responsible for the performance of approximately $68,4000 of such immediate repairs.

20. Loan No. 9 (The Plaza at PPL Center) - A portion of the related Mortgaged Property is a leasehold estate consisting of additional parking spaces and automated teller machines for a bank sub-tenant at the office building located on the related Mortgaged Property. The Ground Lease does not meet many of the requirements for ground leases set forth in #20 of the representations and warranties; however, no material value was attributed to the ground leased premises in connection with the Mortgage Loan Seller's underwriting of the related Mortgage Loan and the parking spaces located in the ground leased premises are not required to meet parking requirements under the applicable municipal zoning requirements.

        Loan No. 13 (Marriott - Albany, New York) - A portion of the Mortgaged Property is a leasehold estate consisting of additional parking spaces. The Ground Lease does not meet many of the requirements for ground leases set forth in #20 of the reps and warranties; however, no material value was attributed to the ground leased premises in connection with the Mortgage Loan Seller's underwriting of the Mortgage Loan and the parking spaces located in the ground leased premises are not required to meet parking requirements under the zoning requirements of the City of Albany.

        Loan No. 5 (Hilton - Anchorage) - A portion of the Mortgaged Property is a leasehold estate consisting of additional parking spaces and a parking garage. The Ground Lease does not meet many of the requirements for ground leases set forth in #20 of the reps and warranties; however, no material value was attributed to the ground leased premises in connection with the Mortgage Loan Seller's underwriting of the Mortgage Loan and the parking spaces located in the ground leased premises are not required to meet parking requirements under the zoning requirements of the City of Anchorage.

22. Loan No. 147 (Agriflora Group & Emerald Farms Portfolio) - The property insurance in effect as of the closing date of the Mortgage Loan provided for 80% coinsurance without an agreed amount endorsement; however, such property insurance policy provides for $5,400,000 of insurance coverage and the insurable value of the property thereunder is approximately $3,900,000 (accordingly, the co-insurance provisions of such policy will not be triggered under these circumstances).

        Loan No. 204 (Miramar Professional Plaza) - The property insurance in effect as of the closing date of the Mortgage Loan provided for 90% coinsurance without an agreed amount endorsement; however, such property insurance policy provides for $3,800,000 of insurance coverage and the insurable value of the property thereunder is approximately $2,600,000 (accordingly, the co-insurance provisions of such policy will not be triggered under these circumstances).

        Loan No. 67 (Whiting Commons) - business interruption insurance was waived for the ground lease tenants at the Mortgaged Property that do not have the right under their leases to abate rent in the event of a casualty.

        Loan Nos. 13, 25, 4 and 5 (Marriot - Albany, New York, Marriot - Oklahoma City, Marriot - Hilton Head Island and Hilton - Anchorage) - The following applies to each of these Mortgage Loans: $100,000 deductibles are permitted for all coverages. In addition, for so long as Columbia Sussex Corporation is in control of the Mortgagor, the Mortgagor may have deductibles or self-insured retention of up to $1,000,000 provided that the Mortgagor and an affiliate of Mortgagor shall remain liable to the holder of the Mortgage Loan for any shortfall between the amount actually paid under any such policies and the amount that would have been paid if the deductibles were $100,000.

        Loan No. 28 (Kaiser Foundation Health Plan) - Kaiser Foundation Health Plan Inc. ("Kaiser") is the sole tenant at the Mortgaged Property. The Mortgage Loan documents provide that so long as Kaiser maintains an issuer credit rating of not less than "BBB" by Standard & Poor's (or an equivalent rating by another nationally recognized statistical rating agency), then compliance with the insurance requirements of the lease at the Mortgaged Property with Kaiser (the "Kaiser Lease") (including, without limitation, the right of Kaiser to self-insure) shall be deemed compliance with the insurance requirements of the Mortgage Loan documents; provided, however, compliance with the insurance requirements of the Kaiser Lease shall not be deemed compliance with the insurance requirements of the Mortgage Loan documents from and after the date that is seven (7) months prior to the expiration of the term of the Kaiser Lease. Various insurance requirements under the Kaiser Lease do not meet the insurance requirements under Representation # 22; however, other than during the last six months of the term of the Kaiser Lease (during which period the Mortgage Loan documents require the Mortgagor to maintain insurance in compliance with the insurance requirements of the Mortgage Loan documents), Kaiser is not permitted under the Kaiser Lease to terminate the Kaiser Lease or abate rent as a result of a casualty.

        Loan No. 85 (Tweeter Home Entertainment Group Headquarters) - Tweeter - New England Audio Co., Inc. ("Tweeter") is the sole tenant at the Mortgaged Property. The Mortgage Loan documents provide that compliance with the insurance requirements of the lease at the Mortgaged Property with Tweeter (the "Tweeter Lease") shall be deemed compliance with the insurance requirements of the Mortgage Loan documents. Various insurance requirements under the Tweeter Lease do not meet the insurance requirements under Representation # 22; however, other than during the last twelve months of the term of the Tweeter Lease (which such twelve month period commences after the maturity date of the Mortgage Loan), Tweeter is not permitted under the Tweeter Lease to terminate the Tweeter Lease or abate rent as a result of a casualty.

        Loan No. 31 (TRW Automotive, Inc.) - TRW Vehicle Safety Systems Inc. ("TRW") is the sole tenant at the Mortgaged Property. The Mortgage Loan documents provide that compliance with the insurance requirements of the lease at the Mortgaged Property with TRW (the "TRW Lease") shall be deemed compliance with the insurance requirements of the Mortgage Loan documents. Various insurance requirements under the TRW Lease do not meet the insurance requirements under Representation # 22; however, other than during the last twenty-four months of the term of the TRW Lease (which such twenty-four month period commences after the maturity date of the Mortgage Loan), TRW is not permitted under the TRW Lease to terminate the TRW Lease or abate rent as a result of a casualty.

        Loan No. 170 (28 Diana Lane) - Verizon New England, Inc. ("Verizon") is the sole tenant at the Mortgaged Property. The Mortgage Loan Seller has accepted Verizon's insurance in satisfaction of all or part of the insurance required to be maintained by the related Mortgagor under the related Mortgage Loan documents. The related Mortgage Loan documents provide that so long as Verizon is the tenant under the lease at the Mortgaged Property with Verizon (the "Verizon Lease"), the Mortgage Loan Seller shall accept the coverage provided by Verizon as of the date of closing of the related Mortgage Loan and as further reflected in the certificates of property insurance, liability insurance and flood insurance attached to the related Mortgage as Exhibit D. The certificates of insurance accepted by the Mortgage Loan Seller (i) do not show the holder of the Mortgage Loan as mortgagee; (ii) do not indicate whether or not there is coinsurance or an Agreed Amount Endorsement; (iii) do not state deductibles; and (iv) do not include terrorism insurance in respect of liability coverage.

        Loan Nos. 6, 138 and 74 (Bryant Park Hotel, New Lake Hill Shopping Center and Heartland Village Shopping Center) - The following applies to each of these Mortgage Loans: The Mortgagor must maintain insurance pursuant to the insurance requirements set forth in the Mortgage only to the extent available at commercially reasonable rates.

        Loan No. 100 (AT&T Portfolio) - The terrorism insurance in effect for the related Mortgaged Property is maintained by the sole tenant at the Mortgaged Property under an insurance policy issued by American Ridge Insurance Company and such insurer is not rated by Standard and Poor's or A.M. Best Company. In addition, the general liability insurance policy maintained on the related Mortgaged Property does not include insurance for acts of terrorism.

        Loan No. 152 (Liberty Plaza) - The property insurance in effect as of the closing date of the Mortgage Loan provided for 90% coinsurance without an agreed amount endorsement; however, such property insurance policy provides for $3,611,000 of insurance coverage and the insurable value of the property thereunder is approximately $2,550,000 (accordingly, the co-insurance provisions of such policy will not be triggered under these circumstances). The Mortgage Loan documents do not require an agreed amount endorsement or waiver of coinsurance.

24. Loan Nos. 20, 221, 225, 224 and 226 (Concorde Portfolio I, Fairfield Country Shops II, Westheimer and Mason, Greatwood Country Shops - Phase II and Fairfield Village/Market) - The following applies to each of these Mortgage Loans: the broker involved with the purchase and sale transaction (pursuant to which the Mortgagors acquired the Mortgaged Properties) is investigating the possibility of bringing an action for breach of contract (non-payment of brokerage commission). To the Mortgage Loan Seller's knowledge, such action had not been filed as of the date of the origination of the Mortgage Loan (February 2, 2007). The seller of the Mortgaged Properties is indemnifying the Mortgagors in connection with this action (if filed). A principal of the Mortgagors is indemnifying the holder of the Mortgage Loans in connection with this action (if filed).

        Loan No. 20 (Concorde Portfolio I) - the related Mortgagors are all owned directly or indirectly by a corporation ("Edico") named Edico Inc. (formerly known as Edifico (USA) Finance Inc.). Prior to the closing of the Mortgage Loan, the Mortgagors informed the Seller that Edico was being audited by the Internal Revenue Service with respect to matters claimed on Edico's 2004 Federal Tax Return. In connection with the acquisition (which occurred contemporaneously with the closing of the Mortgage Loan) of all of the stock of Edico by the principal of the related Mortgagors, the seller of the Edico stock established an escrow (held by a third-party escrow agent) in the amount of $990,000 to cover these potential tax liabilities. Although the holder of the Mortgage Loan is not the holder of the escrow, the holder of the Mortgage Loan is party to a tri-party agreement prohibiting Edico from waiving its rights to the escrowed funds. The escrow will remain available to Edico for a period of 4 years and may be drawn by Edico upon in the event that any liability from pre-2007 tax periods is assessed; thereafter, all funds will be released to the seller of the Edico stock. Based on information provided by the Mortgagors, Edico and Edico's certified public accounting firm: (a) the audit involved two discrete areas: first, Edico's use of "net operating loss deductions" ("NOLDs") carried forward from prior tax years; and second, Edico's deduction, as a business expense, of a consulting fee paid to Edico's then-current stockholder (rather than treating this amount as wages, on which employment taxes would be due); (b) with respect to the NOLDs, Edico made an amended tax filing and paid approximately $2,400 in taxes and penalties, in full settlement of the audit; and (c) with respect to the treatment of the consulting fee as a non-wage expense, Edico's accountant reports that the IRS examiner is proposing a finding that no change to Edico's return is required (but instead, that the IRS will pursue the prior stockholder for any taxes due; the prior stockholder has no ownership interest in the Mortgagors).

        Loan No. 27 (Hampton Inn - JFK) - The Mortgagor is affiliated with the owner of two other hotel properties (the Crowne Plaza - LaGuardia and the Holiday Inn - JFK) that, as of the Closing Date, are the subject of pending bankruptcy proceedings. The Mortgagor is not the subject of those bankruptcy proceedings. There is currently a derivative action against the Mortgagor by creditors of its bankrupt affiliate (as more fully described in that certain Third Amended Plan of Reorganization of Field Hotel Associates, L.P., a New York limited partnership ("FHA") submitted to the United States Bankruptcy Court for the Eastern District of Pennsylvania In re: LaGuardia Associates, L.P., et al., as debtors as Case No. 04-34512 SR dated as of January 17, 2007 (the "Third Amended Plan")) styled as Field Hotel Associates, L.P. through Sun Trust Bank, successor indenture trustee and duly authorized derivative representative vs. Field Family Associates, LLC. The holder of the Mortgage Loan took a holdback in the amount of $3,070,000.00 as an estimate of the liabilities evidenced by the derivative action to be released upon the latter of (i) the dismissal of the derivative action against the Mortgagor and (ii) confirmation of the Third Amended Plan by a final order of the bankruptcy court at which time the intercompany claim of FHA against the Mortgagor shall be fully released.

        Loan No. 16 (Crowne Plaza - LaGuardia) - See exceptions to Representation #5 above.

29. Loan Nos. 13, 25, 4 and 5 (Marriott - Albany, New York, Marriott - Oklahoma City, Marriott - Hilton Head Island and Hilton - Anchorage) - the Mortgagors under these Mortgage Loans totaling approximately $319,400,000 are under common control.

30.     Loan Nos. 18 and 16 (Golden East Crossing and Crowne Plaza - LaGuardia)
        - See exceptions to Representation #6 above.

        Loan No. 54 (Wingate Inn Portfolio) - The related Mortgagor is the franchisee under two franchise agreements entered into by and between the related Mortgagor and Wingate Inns International, Inc., as the franchisor. Under the franchise agreements, the related Mortgagor assumed two promissory notes outstanding under the immediately preceding franchise agreements, which promissory notes do not become due and payable until such time as the related Mortgagor defaults under the franchise agreements or transfers its interest in the franchise agreements. The related Mortgage permits the related Mortgagor to be indebted under such promissory notes.

32. Loan Nos. 18, 204 and 16 (Golden East Crossing, Miramar Professional Plaza and Crowne Plaza - LaGuardia) - See exceptions to Representation #6 above.

        The following applies to each of the Mortgage Loans listed below:
        Holders of direct or indirect equity interests in the Mortgagor have pledged their direct or indirect interests in the Mortgagor to secure a mezzanine loan (a "Mezzanine Loan"). In connection with such Mezzanine Loan, the Seller and the mezzanine lender entered into an intercreditor agreement, a copy of which is included in the related Mortgage File.

                  a.    Loan No. 9 (The Plaza at PPL Center)

        The following applies to each of the Mortgage Loans listed below: The related Mortgage provides that direct or indirect equity interests in the related Mortgagor may be pledged as security for indebtedness of the owners of direct or indirect equity interests in the related Mortgagor, under certain conditions more fully set forth in the related Mortgage (including, without limitation, limits on the maximum aggregate loan-to-value ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the minimum debt service coverage ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the requirement of an intercreditor agreement satisfactory to the holder of the Mortgage Loan).

                  a.    Loan No. 6 (Bryant Park Hotel)
                  b.    Loan No. 21 (Prime Outlets at Pleasant Prairie)
                  c.    Loan No. 28 (Kaiser Foundation Health Plan)
                  d.    Loan No. 29 (The Overlook Apartments)
                  e.    Loan No. 60 (Lakeside Village)
                  f.    Loan No. 72 (Atlas Cold Storage)
                  g.    Loan No. 75 (Pioneer Place)
                  h.    Loan No. 74 (Heartland Village Shopping Center)
                  i.    Loan No. 80 (Lofts at the Mill)
                  j.    Loan No. 82 (Poplar Square Shopping Center)
                  k.    Loan No. 87 (Ecolab Building)
                  l.    Loan No. 106 (Preston Place & Port Au Prince Portfolio)
                  m.    Loan No. 107 (Falls on Antoine)
                  n.    Loan No. 108 (Plaza Del Rey)
                  o.    Loan No. 123 (Tamiami Square)
                  p.    Loan No. 137 (Baxa Corporate Headquarters)
                  q.    Loan No. 138 (New Lake Hill Shopping Center)
                  r.    Loan No. 144 (5849 Peachtree Road)
                  s.    Loan No. 156 (Atrium Office Building)
                  t.    Loan No. 183 (Maidman Syracuse Portfolio)
                  u.    Loan No. 101 (Cobalt Building)
                  v.    Loan No. 81 (Produce Container Building)
                  w.    Loan No. 194 (Clocktower Square)
                  x.    Loan No. 18 (Golden East Crossing)

        Loan No. 31 (TRW Automotive, Inc.) - The Mortgage Loan Documents provide that the sale or transfer of stock or interest in (or any mergers between) the following affiliates of Mortgagor: (i) Corporate Property Associates 14 Incorporated, (ii) Corporate Property Associates 15 Incorporated, (iii) Corporate Property Associates 12 Incorporated, (iv) Corporate Property Associates 16-Global Incorporated, (v) W.P. Carey & Co. LLC, (vi) any entity which is controlled, as of the date of such sale or transfer of stock or interest or merger, pursuant to an advisory agreement, by W.P. Carey & Co. LLC or Carey Asset Management Corp. (so long as Carey Asset Management Corp. is a wholly owned subsidiary of W.P. Carey & Co. LLC) (each of the entities in the foregoing clauses (i) through (vi) are hereinafter referred to as a member of the "Carey Group") or (vii) any wholly owned subsidiary of a member of the Carey Group (a "Carey Member Subsidiary"), shall not require the consent of the holder of the Mortgage Loan so long as the applicable company whose stock or interest is being sold or transferred (or (x) the surviving entity in the case of a merger among members of the Carey Group or (y) the parent of the surviving entity in the case of a merger between a Carey Member Subsidiary and a member of the Carey Group if the surviving entity is the Carey Member Subsidiary) is required to file, with respect to the equity interests of such company, periodic reports with the Securities and Exchange Commission under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

        Loan No. 67 - (Whiting Commons) - The related Mortgage Loan documents permit an affiliate of Kimco Realty Corporation, the investor partner in the Mortgagor, to take sole control of the Mortgagor.

        Loan No. 60 - (Lakeside Village) - The related Mortgage Loan documents permit an affiliate of Buchanan Street Partners, Inc., the investor partner in the Mortgagor's parent, to take sole control of the Mortgagor.

        Loan Nos. 6, 138 and 74 (Bryant Park Hotel, New Lake Hill Shopping Center and Heartland Village Shopping Center) - The following applies to each of these Mortgage Loans: The related Mortgage permits a change of control of the Mortgagor, (a) in the event that the original controlling principals are no longer alive and competent, to certain relatives who were pre-approved by the holder of the Mortgage Loan, as set forth in the definition of "Approved Control Parties" in the related Mortgage and
        (b) in the event of a transfer to a real estate investment trust having assets of not less than $250 million, the equity securities of which are publicly traded on a United States exchange (or to the "operating partnership" of such real estate investment trust) or its wholly owned subsidiary.

        "Approved Control Party" is defined in the Bryant Park Hotel Mortgage as Philip Pilevsky, as long as he is alive and competent, and if he is not, then it shall mean Sheila Levine, Michael Pilevsky, Heidi Leifer and Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party.

        "Approved Control Party" is defined in the Heartland Village Shopping Center Mortgage as Philip Pilevsky or Allen Pilevsky or Sheila Levine, as long as either of them is alive and competent, and if none of them is, then it shall mean Michael Pilevsky, Jordan Pilevsky and Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party.

        "Approved Control Party" is defined in the New Lake Hill Shopping Center Mortgage as Philip Pilevsky, as long as he is alive and competent, and if he is not, then it shall mean Sheila Levine, Michael Pilevsky and Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party.

33. Loan Nos. 18 and 204 (Golden East Crossing and Miramar Professional Plaza) - See exceptions to Representation #6 above.

35. Loan Nos. 100, 20, 221, 225, 224 and 226 (AT&T Portfolio, Concorde Portfolio I, Fairfield Country Shops II, Westheimer and Mason, Greatwood Country Shops - Phase II and Fairfield Village/Market) - See exceptions to Representation #12 above.

37. Loan Nos. 183 and 147 (Maidman Syracuse Multifamily and Agriflora Group & Emerald Farms Portfolio) - See exceptions to Representation #16 above.

40. Loan No. 60 (Lakeside Village) - The Mortgage Loan Seller has entered into a "consent agreement" with Buchanan Fund V, LLC (an affiliate of Buchanan Street Partners, Inc.), the investor partner in the Mortgagor's parent, pursuant to which the investor partner has a right to notice of any failure to make a payment as/when due, and the right to cure such event of default by payment of such unpaid amount (together with any late charges or default interest which may be due with respect to such unpaid amount) within 2 business days after notice. The due date is the 1st of the month, with 5 days' grace period, before the notice can be given.

        Loan No. 67 (Whiting Commons) - The Mortgage Loan Seller has entered into a "consent agreement" with Kimco Preferred Investor LXII, Inc. (an affiliate of Kimco Realty Corporation), the investor partner in the Mortgagor, pursuant to which the investor partner has a right to notice of any failure to make a payment as/when due, and the right to cure such event of default by payment of such unpaid amount (together with any late charges or default interest which may be due with respect to such unpaid amount) within 2 business days after notice. The due date is the 1st of the month, with 5 days' grace period, before the notice can be given.

        Loan Nos. 13, 25, 4 and 5 (Marriot - Albany, New York, Marriot - Oklahoma City, Marriot - Hilton Head Island and Hilton - Anchorage) - The following applies to each of these Mortgage Loans: In Section 1.06 of the Mortgage Note, Lender agrees that, when Lender first gives notice of any past-due Monthly Payment Amount (including, without limitation, by listing such amounts on a statement of account or other listing of sums due under the Note, or by charging a late charge or assessing interest at the Default Interest Rate with respect to the Note), then Borrower shall have three (3) business days from the date of such notice to pay such past-due Monthly Payment Amount (which payment must be in immediately available funds) together with any late charges or interest at the Default Interest Rate which may be due, and Lender's acceptance of such payment shall cure the Event of Default caused by Borrower's failure timely to make such payment, provided, however, that Lender shall not be obligated to accept a tender of such past-due Monthly Payment Amount if any other Event of Default was continuing on the Payment Date on which such Monthly Payment Amount was due, and provided, further, that nothing herein shall obligate Lender to give such notice. During a Sweep Period (as defined in the Cash Management Agreement), Borrower shall be deemed to have made the payment due on a Payment Date if, within such grace period, (a) funds in an amount equal to or greater than the Monthly Payment Amount are on deposit in the Monthly Debt Service Subaccount (as defined in the Cash Management Agreement), (b) no Event of Default then exists and is continuing, and (c) such funds may lawfully be transferred from the Deposit Bank (as defined in the Cash Management Agreement) by either Lender or the Servicer (as defined in the Cash Management Agreement). Capitalized terms not defined in this paragraph shall have the meaning given to such terms in the related Mortgage Note.

42. Loan Nos. 13, 25 4 and 5 (Marriot - Albany, New York, Marriot - Oklahoma City, Marriot - Hilton Head Island and Hilton - Anchorage) - The following applies to each of these Mortgage Loans: The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

        Loan No. 85 (Tweeter Home Entertainment Group Headquarters) - See Exception to representation #22 above. The Tweeter Lease does not require Tweeter to maintain terrorism insurance with respect to the Mortgaged Property. Tweeter does not currently maintain terrorism insurance with respect to the Mortgaged Property.

        Loan Nos. 6, 138 and 74 (Bryant Park Hotel, New Lake Hill Shopping Center and Heartland Village Shopping Center) - The following applies to each of these Mortgage Loans: The Mortgage Loan documents provide that the Mortgagor shall be required to purchase such terrorism insurance coverage as can be obtained for an amount equal to 100% of the greater of (I) the premiums for the insurance coverages required under Section
        1.4 of the Mortgage prior to the change in the terms of such coverage, and (II) the premium for the insurance coverages (excluding terrorism insurance) required under Section 1.4 of the Mortgage after giving effect to such change in the terms of coverage.)

        Loan No. 101 (Cobalt Building) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of one (1) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 108 (Plaza Del Rey) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of one and one-half (1.5) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 137 (Baxa Corporate Headquarters) - The related Mortgagor is not obligated to maintain terrorism insurance with respect to the Mortgaged Property. The insurance currently in effect with respect to the Mortgaged Property does not cover acts of terrorism.

        Loan No. 63 (Eagle Rock Commons) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 125 (Club at Stablechase) - The related Mortgagor is obligated to maintain terrorism insurance. However, the related Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of one and one-half (1.5) times the cost of the required "all-risk" insurance for the annual policy period.

        Loan No. 157 (202 Stinson Drive) - The related Mortgagor is obligated to maintain terrorism insurance. However, the Mortgage Loan Seller has accepted the insurance provided by the sole tenant of the related Mortgaged Property, Dan River Inc., and such insurance does not include terrorism insurance.

        Loan No. 21 (Prime Outlets at Pleasant Prairie) - in the event that terrorism insurance is excluded from the all-risk policy, the holder of the Mortgage Loan agrees to limit the cost of the annual premium associated with separate terrorism insurance to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

        Loan No. 170 (28 Diana Lane) - See exception to Representation #22. The certificates of insurance accepted by the Mortgage Loan Seller do not include terrorism insurance in respect of liability coverage.

        Loan No. 28 (Kaiser Foundation Health Plan) - See Exception to representation #22 above. The Kaiser Lease does not require Kaiser to maintain terrorism insurance with respect to the Mortgaged Property. Kaiser does not currently maintain terrorism insurance with respect to the Mortgaged Property.

        Loan No. 125 (Club at Stablechase) - the second and third levels of property coverage don't require coverage for terrorism. The primary $2,5000,000 of property does contain coverage for terrorism.

        Loan No. 163 (Mutual Investments LP) - the insurance currently in effect with respect to the Mortgaged Property does not cover acts of terrorism.

        Loan No. 122 (Wickes Furniture) - the insurance currently in effect with respect to the Mortgaged Property does not cover acts of terrorism.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of CIBC Inc., a Delaware corporation (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 7, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated September 22, 2006, as supplemented by the Prospectus Supplement, dated February 23, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-1A, Class X, Class A-M, Class A-MFL, Class A-J, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated February 23, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated February 23, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this 7th day of March
2007.

                                       By:_____________________________
                                          Name:
                                          Title: